--------------------------------------------------------------------------------
                                                     Free Writing Prospectus for
                                Carrington Mortgage Loan Trust, Series 2006-FRE2
                           (filed pursuant to Rule 433; SEC file No. 333-134218)

SUBJECT TO REVISION Dated October 2, 2006

[CCM Carrington Capital Management LOGO]

MBS NEW ISSUE FREE WRITING PROSPECTUS

$946,460,000 (APPROXIMATE)

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET-BACKED PASS-THROUGH CERTIFICATES

CARRINGTON SECURITIES, LP
Sponsor

FREMONT INVESTMENT & LOAN
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
Issuing Entity

OCTOBER 2, 2006

--------------------------------------------------------------------------------
Barclays Capital Inc.                                    [BARCLAYS CAPITAL LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered
Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered
Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-888-227-2275 ext.2663.

                                        1
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                           $946,460,000 (APPROXIMATE)

                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
                     ASSET-BACKED PASS-THROUGH CERTIFICATES

                            CARRINGTON SECURITIES, LP
                                     Sponsor

                            FREMONT INVESTMENT & LOAN
                              Originator & Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
                                 Issuing Entity

TRANSACTION HIGHLIGHTS

                                                                                        PRINCIPAL DISTRIBUTION   INITIAL CREDIT
OFFERED                                              EXPECTED RATINGS    AVG LIFE(2)          WINDOW (2)           SUPPORT (%)
CLASSES    BALANCE(3)   DESCRIPTION(4)   BENCHMARK     (MOODY'S/S&P)    CALL(1) / MAT        CALL(1) / MAT        (APPROXIMATE)
-------   -----------   --------------   ---------   ----------------   -------------   ----------------------   --------------

  A-1     161,706,000       FLT/SEN      1M LIBOR        Aaa / AAA       0.97 / 0.97        1 - 19 / 1 - 19           22.05
  A-2     103,414,000       FLT/SEN      1M LIBOR        Aaa / AAA       2.00 / 2.00       19 - 28 / 19 - 28          22.05
  A-3     124,822,000       FLT/SEN      1M LIBOR        Aaa / AAA       3.00 / 3.00       28 - 56 / 28 - 56          22.05
  A-4      95,375,000       FLT/SEN      1M LIBOR        Aaa / AAA       5.78 / 7.14      56 - 73 / 56 - 167          22.05
  A-5     280,000,000       FLT/SEN      1M LIBOR        Aaa / AAA       1.37 / 1.37        1 - 28 / 1 - 28           22.05
  M-1      43,690,000      FLT/MEZZ      1M LIBOR        Aa1 / AA+       4.65 / 5.10      45 - 73 / 45 - 141          17.60
  M-2      31,909,000      FLT/MEZZ      1M LIBOR        Aa2 / AA        4.5 / 4.93       43 - 73 / 43 - 133          14.35
  M-3      18,654,000      FLT/MEZZ      1M LIBOR        Aa3 / AA        4.43 / 4.84      42 - 73 / 42 - 127          12.45
  M-4      17,182,000      FLT/MEZZ      1M LIBOR        A1 / AA-        4.39 / 4.78      41 - 73 / 41 - 122          10.70
  M-5      16,691,000      FLT/MEZZ      1M LIBOR         A2 / A+        4.35 / 4.73      40 - 73 / 40 - 118           9.00
  M-6      15,709,000      FLT/MEZZ      1M LIBOR         A3 / A         4.33 / 4.68      39 - 73 / 39 - 112           7.40
  M-7      14,727,000      FLT/MEZZ      1M LIBOR        Baa1 / A-       4.32 / 4.63      38 - 73 / 38 - 106           5.90
  M-8      12,763,000      FLT/MEZZ      1M LIBOR       Baa2 / BBB+      4.29 / 4.55       38 - 73 / 38 - 99           4.60
  M-9       9,818,000      FLT/MEZZ      1M LIBOR       Baa3 / BBB       4.29 / 4.48       38 - 73 / 38 - 91           3.60
M-10(5)     9,819,000      FLT/MEZZ      1M LIBOR       Ba1 / BBB-       4.27 / 4.36       37 - 73 / 37 - 84           2.60

1.   Certificates are priced to the 10% optional clean-up call.

2.   Based on the pricing prepayment assumption described herein.

3.   Certificate sizes are approximate, subject to a +/- 5% variance in the outstanding principal balance of the Mortgage Loans.

4.   For the Interest Accrual Period for each Distribution Date after the date on which the aggregate principal balance of the Mortgage Loans remaining in the mortgage pool is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the related margin will increase to 2.0 times the related margin for each class of Class A
     Certificates and 1.5 times for any class of Mezzanine Certificates.

5.   The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-22; 50.0% CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.6% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

                                        2
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW

ISSUING ENTITY:                  Carrington Mortgage Loan Trust, Series
                                 2006-FRE2.

DEPOSITOR:                       Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                         Carrington Securities, LP.

ORIGINATOR & SERVICER:           Fremont Investment & Loan.

TRUSTEE & CUSTODIAN:             Wells Fargo Bank, N.A.

LEAD MANAGER:                    Barclays Capital Inc.

CO-MANAGER:                      Bear, Stearns & Co. Inc.

SELECTED DEALER:                 Carrington Investment Services, LLC, an
                                 affiliate of the Depositor and Sponsor.

SWAP COUNTERPARTY:               Swiss Re Financial Products Corporation.

RESPONSIBLE PARTY:               Fremont Investment & Loan, as responsible
                                 party, makes certain representations and
                                 warranties with respect to the Mortgage Loans
                                 and has certain obligations with respect to the
                                 repurchase and substitution of the Mortgage
                                 Loans.

OFFERED CERTIFICATES:            Approximately $765,317,000 senior floating-rate
                                 certificates consisting of the Class A-1, Class
                                 A-2, Class A-3, Class A-4 and Class A-5
                                 Certificates (together, the "Class A
                                 Certificates") and approximately $181,143,000
                                 mezzanine floating rate certificates consisting
                                 of the Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5, Class M-6, Class M-7, Class M-8
                                 and Class M-9 Certificates (together with the
                                 Class M-10 Certificates, the "Class M
                                 Certificates" or the "Mezzanine Certificates").
                                 The Class A Certificates and the Mezzanine
                                 Certificates (other than the Class M-10
                                 Certificates) are referred to herein as the
                                 "Offered Certificates". The Offered
                                 Certificates and the Class M-10 Certificates
                                 are backed by adjustable-rate and fixed-rate,
                                 interest-only, balloon and fully-amortizing,
                                 first lien and second lien, closed-end,
                                 subprime, mortgage loans (the "Mortgage
                                 Loans").

NON-OFFERED CERTIFICATES:        The Class M-10, Class CE, Class P and Class R
                                 Certificates will not be offered pursuant to
                                 the Preliminary Prospectus or the prospectus.

                                        3
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

MORTGAGE LOANS:                  As of September 1, 2006, the Mortgage Loans
                                 will consist of approximately 3,868
                                 adjustable-rate and fixed-rate, interest-only,
                                 balloon and fully-amortizing, first and second
                                 lien, closed-end, subprime mortgage loans, with
                                 a scheduled principal balance of approximately
                                 $981,804,849.

                                 As of the close of business on September 30,
                                 2006, none of the Mortgage Loans (to be
                                 included in the mortgage pool as of the Closing
                                 Date) were 30 or more days delinquent in the
                                 payment of principal and/or interest.

SILENT SECONDS:                  To Carrington Securities, LP's knowledge,
                                 approximately 35.53% of the first-lien Mortgage
                                 Loans are secured by mortgaged properties with
                                 respect to which second-lien mortgage loans
                                 were originated at the same time as the
                                 first-lien Mortgage Loan. These second-lien
                                 mortgage loans may or may not be part of the
                                 mortgage pool. The owners of the mortgaged
                                 properties may obtain second-lien mortgage
                                 loans at any time without the Sponsor's
                                 knowledge and, thus, more mortgaged properties
                                 than described above may also secure
                                 second-lien mortgage loans.

EXPECTED PRICING DATE:           On or about October 5, 2006.

CLOSING DATE:                    On or about October 18, 2006.

CUT-OFF DATE:                    October 1, 2006.

STATISTICAL CUT-OFF DATE:        September 1, 2006.

DISTRIBUTION DATE:               The 25th day of each month (or if such 25th day
                                 is not a business day, the next succeeding
                                 business day) commencing in November 2006.

RECORD DATE:                     The business day immediately preceding each
                                 Distribution Date.

DELAY DAYS:                      Zero days on all Class A and Mezzanine
                                 Certificates.

DUE PERIOD:                      The Due Period with respect to any Distribution
                                 Date commences on the second day of the month
                                 immediately preceding the month in which such
                                 Distribution Date occurs and ends on the first
                                 day of the month in which such Distribution
                                 Date occurs.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for any
                                 Distribution Date and for the Class A
                                 Certificates and Mezzanine Certificates is the
                                 period commencing on the Distribution Date of
                                 the month immediately preceding the month in
                                 which the Distribution Date occurs or, in the
                                 case of the first Distribution Date, commencing
                                 on the Closing Date, and ending on the day
                                 preceding the Distribution Date. All
                                 distributions of interest on the Class A
                                 Certificates and Mezzanine Certificates will be
                                 based on a 360-day year and the actual number
                                 of days in the applicable Interest Accrual
                                 Period.

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

PREPAYMENT PERIOD:               The Prepayment Period with respect to any
                                 Distribution Date and principal prepayments in
                                 full is the period beginning on the 16th day of
                                 the calendar month immediately preceding the
                                 month in which the Distribution Date occurs to
                                 the 15th day of the then current calendar month
                                 and, with respect to principal prepayments in
                                 part, the preceding calendar month.

ERISA CONSIDERATIONS:            Subject to the considerations described in
                                 "Certain ERISA Considerations" in the
                                 Preliminary Prospectus (specifically, in both
                                 the preliminary prospectus supplement and in
                                 the prospectus which together comprise the
                                 Preliminary Prospectus), the Class A-1 and
                                 Class A-2 Certificates are expected to be
                                 eligible for purchase by persons investing
                                 assets of employee benefit plans, individual
                                 retirement accounts or other retirement
                                 accounts or arrangements, provided that certain
                                 conditions are met. The depositor does not
                                 intend to rely on the Underwriter Exemption, as
                                 described in "Certain ERISA Considerations" in
                                 the Preliminary Prospectus (specifically, in
                                 both the preliminary prospectus supplement and
                                 in the prospectus which together comprise the
                                 Preliminary Prospectus), for the purchase and
                                 holding of the Class A-1 and Class A-2
                                 Certificates prior to the termination of the
                                 Swap Agreement described in the Preliminary
                                 Prospectus. Fiduciaries of plans subject to
                                 ERISA or Section 4975 of the Internal Revenue
                                 Code are encouraged to consult with their legal
                                 advisors before investing in the Class A-1 or
                                 Class A-2 Certificates.

                                 Until the Swap Agreement terminates in June
                                 2010, the Class A-3 Certificates, Class A-4
                                 Certificates, Class A-5 Certificates and
                                 Mezzanine Certificates may not be purchased by
                                 or transferred to pension, profit-sharing or
                                 other employee benefit plans subject to ERISA,
                                 as well as individual retirement accounts,
                                 Keogh plans and other plans subject to Section
                                 4975 of the Internal Revenue Code, as well as
                                 any entity holding "plan assets" of any of the
                                 foregoing (each, a "Benefit Plan"). Each
                                 purchaser and transferee of a Class A-3
                                 Certificate, a Class A-4 Certificate, a Class
                                 A-5 Certificate or a Mezzanine Certificate or
                                 any interest therein will be deemed to have
                                 represented, by virtue of its acquisition or
                                 holding of such certificate or interest
                                 therein, that it is not a Benefit Plan.

LEGAL INVESTMENT:                The Offered Certificates will NOT constitute
                                 "mortgage related securities" for the purposes
                                 of the Secondary Mortgage Market Enhancement
                                 Act of 1984 ("SMMEA").

TAX STATUS:                      For federal income tax purposes, each Offered
                                 Certificate will represent beneficial ownership
                                 of a REMIC regular interest.

FORM OF REGISTRATION:            Book-entry form through DTC, Clearstream and
                                 Euroclear.

MINIMUM DENOMINATIONS:           Class A and Class M-1 Certificates: $100,000
                                 and integral multiples of $1 in excess thereof.

                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7, Class M-8, Class M-9 and
                                 Class M-10 Certificates: $250,000 and integral
                                 multiples of $1 in excess thereof.

                                        5
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

OPTIONAL TERMINATION:            At its option, the majority holder of the Class
                                 CE Certificates, in accordance with the terms
                                 of the pooling and servicing agreement, may
                                 purchase all of the Mortgage Loans, together
                                 with any properties in respect of such Mortgage
                                 Loans acquired on behalf of the trust, and
                                 thereby effect termination and early retirement
                                 of the certificates, after the aggregate
                                 principal balance of (i) the Mortgage Loans
                                 remaining in the trust at the time of such
                                 purchase, and (ii) properties acquired in
                                 respect of such Mortgage Loans has been reduced
                                 to less than 10% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-off
                                 Date.

ADMINISTRATIVE FEE RATES:        The sum of (i) the "Servicing Fee", calculated
                                 at the "Servicing Fee Rate" of 0.500% per
                                 annum, and (ii) the "Trustee Fee" calculated at
                                 the "Trustee Fee Rate" of 0.0025% per annum.
                                 Administrative Fees will be paid monthly on the
                                 stated principal balance of the Mortgage Loans.

RIGHTS OF THE HOLDER OF THE      Pursuant to the pooling and servicing
CLASS CE CERTIFICATES:           agreement, the Servicer will provide the holder
                                 of the Class CE Certificates (in such capacity,
                                 the "CE Holder") with certain supplemental
                                 reporting and the CE Holder will have the right
                                 to direct the Servicer's actions with respect
                                 to defaulted mortgage loans. In addition, the
                                 CE Holder will have the right to consent to the
                                 appointment of any subservicer. The CE Holder
                                 will rely upon mortgage loan data that is
                                 provided to it by the Servicer in performing
                                 its advisory and monitoring functions.

PRINCIPAL & INTEREST ADVANCES:   The Servicer is required to advance delinquent
                                 payments of principal and interest on the
                                 Mortgage Loans to the extent such amounts are
                                 deemed recoverable. The Servicer is entitled to
                                 be reimbursed for such advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

SERVICING ADVANCES:              The Servicer will pay all out-of-pocket costs
                                 related to its obligations, including, but not
                                 limited to: (i) expenses in connection with a
                                 foreclosed Mortgage Loan prior to the
                                 liquidation of such loan, (ii) the costs of any
                                 judicial proceedings, including foreclosures
                                 and (iii) the cost of managing and liquidating
                                 property acquired in relation to the Mortgage
                                 Loans, as long as it deems all such costs to be
                                 recoverable. The Servicer is entitled to be
                                 reimbursed for these advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

COMPENSATING INTEREST:           The Servicer is required to pay Compensating
                                 Interest up to the amount of the Servicing Fee
                                 to cover Prepayment Interest Shortfalls due to
                                 principal prepayments in full on the Mortgage
                                 Loans.

CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:              1.   Excess Spread

                                 2.   Overcollateralization

                                 3.   Subordination

                                 The trust will also enter into the Swap
                                 Agreement for the benefit of the Class A
                                 Certificates and Class M Certificates.

                                        6
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount with respect
                                 to any Distribution Date is the excess, if any,
                                 of (a) the aggregate principal balance of the
                                 Mortgage Loans (including Mortgage Loans
                                 related to any REO Property) as of the last day
                                 of the related Due Period over (b) the sum of
                                 the aggregate Certificate Principal Balance of
                                 the Class A Certificates, the Mezzanine
                                 Certificates and the Class P Certificates,
                                 after giving effect to distributions to be made
                                 on such Distribution Date.

OVERCOLLATERALIZATION TARGET     The Overcollateralization Target Amount with
AMOUNT:                          respect to any Distribution Date is (a) prior
                                 to the Stepdown Date, an amount equal to 2.60%
                                 of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date; (b) on
                                 or after the Stepdown Date, provided a Trigger
                                 Event is not in effect, the greater of (i)
                                 5.20% of the then current aggregate outstanding
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (ii)
                                 the Overcollateralization Floor Amount; or (c)
                                 on or after the Stepdown Date and if a Trigger
                                 Event is in effect, the Overcollateralization
                                 Target Amount for the immediately preceding
                                 Distribution Date. Notwithstanding the
                                 foregoing, on and after any Distribution Date
                                 following the reduction of the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates, Mezzanine Certificates and Class
                                 P Certificates to zero, the
                                 Overcollateralization Target Amount will be
                                 zero.

OVERCOLLATERALIZATION FLOOR      An amount equal to 0.50% of the aggregate
AMOUNT:                          principal balance of the Mortgage Loans as of
                                 the Cut-off Date.

OVERCOLLATERALIZATION INCREASE   An Overcollateralization Increase Amount with
AMOUNT:                          respect to any Distribution Date equals the
                                 lesser of (a) the sum of (i) the Net Monthly
                                 Excess Cashflow for such Distribution Date and
                                 (ii) payments made by the Swap Counterparty and
                                 available for distribution pursuant to item (7)
                                 under "Payments under the Swap Agreement" below
                                 for such Distribution Date and (b) the amount,
                                 if any, by which the Overcollateralization
                                 Target Amount exceeds the Overcollateralization
                                 Amount on such Distribution Date (calculated
                                 for this purpose only after assuming that 100%
                                 of the Principal Remittance Amount on such
                                 Distribution Date has been distributed).

OVERCOLLATERALIZATION            An Overcollateralization Reduction Amount with
REDUCTION AMOUNT:                respect to any Distribution Date is the lesser
                                 of (a) the Principal Remittance Amount on such
                                 Distribution Date and (b) the excess, if any,
                                 of (i) the Overcollateralization Amount for
                                 such Distribution Date (calculated for this
                                 purpose only after assuming that 100% of the
                                 Principal Remittance Amount on such
                                 Distribution Date has been distributed) over
                                 (ii) the Overcollateralization Target Amount
                                 for such Distribution Date.

STEPDOWN DATE:                   The later to occur of (x) the Distribution Date
                                 occurring in November 2009 and (y) the first
                                 Distribution Date on which the Credit
                                 Enhancement Percentage with respect to the
                                 Class A Certificates (calculated for this
                                 purpose only prior to any distribution of the
                                 Principal Distribution Amount to the holders of
                                 the certificates then entitled to distributions
                                 of principal on the related Distribution Date)
                                 is greater than or equal to approximately
                                 44.10%.

CREDIT SUPPORT DEPLETION DATE:   The first Distribution Date on which the
                                 Certificate Principal Balances of the Mezzanine
                                 and Class CE Certificates have been reduced to
                                 zero.

                                        7
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

CREDIT ENHANCEMENT PERCENTAGE:   The Credit Enhancement Percentage for any
                                 Distribution Date and for any class of
                                 certificates is the percentage obtained by
                                 dividing (x) the aggregate Certificate
                                 Principal Balance of the classes of
                                 certificates with a lower distribution priority
                                 than such class, calculated after taking into
                                 account payments of principal on the Mortgage
                                 Loans and distribution of the Principal
                                 Distribution Amount to the holders of the
                                 certificates then entitled to distributions of
                                 principal on the related Distribution Date, by
                                 (y) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period.

                                                         TARGETED ON AND AFTER
                                           INITIAL(%)       STEPDOWN DATE(%)
                                 CLASS   (APPROXIMATE)       (APPROXIMATE)
                                 -----   -------------   ---------------------
                                    A        22.05               44.10
                                   M-1       17.60               35.20
                                   M-2       14.35               28.70
                                   M-3       12.45               24.90
                                   M-4       10.70               21.40
                                   M-5        9.00               18.00
                                   M-6        7.40               14.80
                                   M-7        5.90               11.80
                                   M-8        4.60                9.20
                                   M-9        3.60                7.20
                                  M-10        2.60                5.20

TRIGGER EVENT:                   With respect to any Distribution Date on or
                                 after the Stepdown Date, a Trigger Event is in
                                 effect if:

                                      1)   the percentage obtained by dividing
                                           (i) the Rolling Three-Month
                                           Delinquency Average by (ii) the
                                           aggregate principal balance of the
                                           Mortgage Loans (including Mortgage
                                           Loans related to REO Property) as of
                                           the last day of the previous calendar
                                           month, exceeds 36.00% of the then
                                           Credit Enhancement Percentage with
                                           respect to the Class A Certificates
                                           for the prior Distribution Date; or

                                      2)   the aggregate amount of Realized
                                           Losses incurred since the Cut-Off
                                           Date through the last day of the
                                           related Due Period (reduced by the
                                           aggregate amount of Subsequent
                                           Recoveries received since the Cut-Off
                                           Date through the last day of the
                                           related Due Period) divided by the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the Cut-Off Date
                                           exceeds the applicable percentages
                                           set forth below with respect to such
                                           Distribution Date.

                                      DISTRIBUTION DATE
                                         OCCURRING IN                      PERCENTAGE
                                      -----------------   -------------------------------------

                                        November 2009     3.50% for the first Distribution Date
                                           through         in this period, plus an additional
                                         October 2010     1/12th of 2.00% for each Distribution
                                                                      Date thereafter

                                        November 2010     5.50% for the first Distribution Date
                                           through          in this period, plus an additional
                                         October 2011     1/12th of 1.50% for each Distribution
                                                                      Date thereafter

                                        November 2011     7.00% for the first Distribution Date
                                           through          in this period, plus an additional
                                         October 2012     1/12th of 0.90% for each Distribution
                                                                      Date thereafter

                                        November 2012
                                        and thereafter                   7.90%

                                        8
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT

SUBSEQUENT RECOVERIES:           Subsequent Recoveries are unanticipated amounts
                                 received on a liquidated Mortgage Loan that
                                 resulted in a Realized Loss in a prior month.
                                 If Subsequent Recoveries are received, they
                                 will be included as part of the Principal
                                 Remittance Amount for the following
                                 Distribution Date and distributed in accordance
                                 with the priorities described in this free
                                 writing prospectus. In addition, after giving
                                 effect to all distributions on a Distribution
                                 Date, the amount of such Subsequent Recoveries
                                 will increase the Certificate Principal Balance
                                 first, of the Class A Certificates then
                                 outstanding, if a Realized Loss has been
                                 allocated to the Class A Certificates, on a
                                 pro-rata basis by the amount of such Subsequent
                                 Recoveries, and second, of the class of
                                 Mezzanine Certificates then outstanding with
                                 the highest distribution priority to which a
                                 Realized Loss was allocated. Thereafter, such
                                 class of Class A and Mezzanine Certificates
                                 will accrue interest on the increased
                                 Certificate Principal Balance.

REO PROPERTY:                    REO Property is mortgaged property acquired by
                                 the Servicer through foreclosure or
                                 deed-in-lieu of foreclosure.

ROLLING THREE-MONTH              With respect to any Distribution Date, the
DELINQUENCY AVERAGE:             average aggregate principal balance of the
                                 Mortgage Loans delinquent 60 days or more
                                 (including Mortgage Loans that (i) are in
                                 foreclosure, (ii) have been converted to REO
                                 Properties or (iii) have been discharged due to
                                 bankruptcy) for each of the three (or one and
                                 two, in the case of the first and second
                                 Distribution Dates, respectively) immediately
                                 preceding months.

DISTRIBUTION OF INTEREST

INTEREST DISTRIBUTION            On each Distribution Date, the Interest
PRIORITY:                        Remittance Amount will be distributed in the
                                 following order of priority:

                                      1)   To the holders of each class of Class
                                           A Certificates, on a pro rata basis
                                           based on the entitlement of each such
                                           class, the Senior Interest
                                           Distribution Amount allocable to such
                                           class of Class A Certificates; and

                                      2)   Sequentially to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, the Interest Distribution
                                           Amount allocable to each such class.

                                        9
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT

PRINCIPAL DISTRIBUTION           On each Distribution Date (a) prior to the
PRIORITY:                        Stepdown Date or (b) on which a Trigger Event
                                 is in effect, the Principal Distribution Amount
                                 will be distributed in the following order of
                                 priority:

                                      1)   concurrently, on a pro rata basis
                                           (based on the Certificate Principal
                                           Balance of the Class A-5
                                           Certificates, on the one hand, and
                                           the aggregate Certificate Principal
                                           Balance of the Class A-1 Certificates
                                           and Class A-2 Certificates, on the
                                           other hand), as follows;

                                           a.   to the holders of the Class A-5
                                                Certificates, until the
                                                Certificate Principal Balance of
                                                the Class A-5 Certificates has
                                                been reduced to zero; and

                                           b.   sequentially, to the holders of
                                                the Class A-1 Certificates and
                                                Class A-2 Certificates, in that
                                                order, until the Certificate
                                                Principal Balance of each such
                                                class has been reduced to zero;

                                      2)   sequentially, to the holders of the
                                           Class A-3 Certificates and Class A-4
                                           Certificates, in that order, until
                                           the Certificate Principal Balance of
                                           each such class has been reduced to
                                           zero; and

                                      3)   sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 On or after the occurrence of the Credit
                                 Support Depletion Date, all priorities relating
                                 to distributions as described in this section
                                 in respect of principal among the Class A
                                 Certificates will be disregarded, and the
                                 Principal Distribution Amount will be
                                 distributed to the remaining Class A
                                 Certificates on a pro rata basis in accordance
                                 with their respective outstanding Certificate
                                 Principal Balances.

                                       10
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN
EFFECT

PRINCIPAL DISTRIBUTION           On each Distribution Date (a) on or after the
PRIORITY:                        Stepdown Date and (b) on which a Trigger Event
                                 is not in effect, the Principal Distribution
                                 Amount will be distributed in the following
                                 order of priority:

                                      1)   to the holders of the Class A-1
                                           Certificates, Class A-2 Certificates,
                                           Class A-3 Certificates, Class A-4
                                           Certificates and Class A-5
                                           Certificates, up to an amount equal
                                           to the Class A Principal Distribution
                                           Amount, in the following order of
                                           priority:

                                           a.   concurrently, on a pro rata
                                                basis (based on the Certificate
                                                Principal Balance of the Class
                                                A-5 Certificates, on the one
                                                hand, and the aggregate
                                                Certificate Principal Balance of
                                                the Class A-1 Certificates and
                                                Class A-2 Certificates, on the
                                                other hand), as follows:

                                                i.   to the holders of the Class
                                                     A-5 Certificates, until the
                                                     Certificate Principal
                                                     Balance of the Class A-5
                                                     Certificates has been
                                                     reduced to zero; and

                                                ii.  sequentially, to the
                                                     holders of the Class A-1
                                                     Certificates and Class A-2
                                                     Certificates, in that
                                                     order, until the
                                                     Certificate Principal
                                                     Balance of each such class
                                                     has been reduced to zero;

                                           b.   sequentially, to the holders of
                                                the Class A-3 Certificates and
                                                Class A-4 Certificates, in that
                                                order, until the Certificate
                                                Principal Balance of each such
                                                class has been reduced to zero;
                                                and

                                      2)   sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, up to an amount equal to the
                                           related class Principal Distribution
                                           Amount, until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 On or after the occurrence of the Credit
                                 Support Depletion Date, all priorities relating
                                 to distributions as described in this section
                                 in respect of principal among the Class A
                                 Certificates will be disregarded, and the
                                 Principal Distribution Amount will be
                                 distributed to the remaining Class A
                                 Certificates on a pro rata basis in accordance
                                 with their respective outstanding Certificate
                                 Principal Balances.

                                       11
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

EXCESS CASHFLOW WATERFALL

NET MONTHLY EXCESS CASHFLOW      With respect to any Distribution Date, any Net
DISTRIBUTIONS:                   Monthly Excess Cashflow shall be paid as
                                 follows:

                                      1)   To the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then entitled
                                           to receive distributions in respect
                                           of principal, in an amount equal to
                                           the Overcollateralization Increase
                                           Amount, distributable as part of the
                                           Principal Distribution Amount;

                                      2)   Sequentially to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, in each case up to the related
                                           Interest Carry Forward Amount related
                                           to such certificates for such
                                           Distribution Date;

                                      3)   Concurrently, on a pro rata basis,
                                           based on the amount of any Allocated
                                           Realized Loss Amounts previously
                                           allocated thereto that remain
                                           unreimbursed, to the holders of the
                                           Class A-1, Class A-2, Class A-3,
                                           Class A-4 and Class A-5 Certificates,
                                           and then sequentially to the holders
                                           of the Class M-1, Class M-2, Class
                                           M-3, Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, in each case up to the related
                                           Allocated Realized Loss Amount for
                                           such class of certificates for such
                                           Distribution Date;

                                      4)   To the holders of the Class A
                                           Certificates and the Mezzanine
                                           Certificates, any related unpaid Net
                                           WAC Rate Carryover Amount distributed
                                           to the Class A Certificates, on a pro
                                           rata basis based on the remaining Net
                                           WAC Rate Carryover Amount for each
                                           such class and then to the holders of
                                           the Mezzanine Certificates in their
                                           order of payment priority;

                                      5)   To pay any Swap Termination Payments
                                           owed to the Swap Counterparty due to
                                           a Swap Counterparty Trigger Event;

                                      6)   To the holders of the Class CE
                                           Certificates as provided in the
                                           pooling and servicing agreement; and

                                      7)   To the holders of the Residual
                                           Certificates, any remaining amounts;
                                           provided that if such Distribution
                                           Date is the Distribution Date
                                           immediately following the expiration
                                           of the latest prepayment charge term
                                           or any Distribution Date thereafter,
                                           then any such remaining amounts will
                                           be distributed first, to the holders
                                           of the Class P Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero; and
                                           second, to the holders of the
                                           Residual Certificates.

                                       12
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES

ALLOCATION OF LOSSES:            Any Realized Losses on the Mortgage Loans will
                                 be allocated or covered on any Distribution
                                 Date as follows:

                                      o    first, by Net Monthly Excess Cash
                                           Flow;

                                      o    second, by any amounts available from
                                           the Swap Agreement for the related
                                           Distribution Date;

                                      o    third, to the Class CE Certificates,
                                           until the Certificate Principal
                                           Balance of the Class CE Certificates
                                           has been reduced to zero;

                                      o    fourth, to the Class M-10
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates has been reduced to
                                           zero;

                                      o    fifth, to the Class M-9 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-9 Certificates
                                           has been reduced to zero;

                                      o    sixth, to the Class M-8 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           has been reduced to zero;

                                      o    seventh, to the Class M-7
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates has been reduced to
                                           zero;

                                      o    eighth, to the Class M-6
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-6
                                           Certificates has been reduced to
                                           zero;

                                      o    ninth, to the Class M-5 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           has been reduced to zero;

                                      o    tenth, to the Class M-4 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-4 Certificates
                                           has been reduced to zero;

                                      o    eleventh, to the Class M-3
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates has been reduced to
                                           zero;

                                      o    twelfth, to the Class M-2
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-2
                                           Certificates has been reduced to
                                           zero;

                                      o    thirteenth, to the Class M-1
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-1
                                           Certificates has been reduced to
                                           zero; and

                                      o    fourteenth, concurrently, to the
                                           Class A-1, Class A-2, Class A-3,
                                           Class A-4 and Class A-5 Certificates
                                           on a pro rata basis based on the
                                           Certificate Principal Balance of each
                                           such class, until their respective
                                           Certificate Principal Balances have
                                           been reduced to zero.

                                 Once Realized Losses are allocated to the Class
                                 A and Mezzanine Certificates, such amounts with
                                 respect to such certificates will no longer
                                 accrue interest and such amounts will not be
                                 reinstated thereafter (except in the case of
                                 Subsequent Recoveries). However, Allocated
                                 Realized Loss Amounts may be distributed to the
                                 holders of the Class A and Mezzanine
                                 Certificates from Net Monthly Excess Cashflow,
                                 according to the priorities set forth under
                                 "Monthly Excess Cashflow Distributions" above
                                 and from payments under the Swap Agreement,
                                 according to the priorities set forth under
                                 "Payment Under the Swap Agreement" below.

                                        13
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DERIVATIVES

SWAP AGREEMENT:                  The Trustee, on behalf of the trust, will enter
                                 into an interest rate swap agreement with the
                                 Swap Counterparty. On the business day prior to
                                 each Distribution Date, the Trustee will
                                 deposit into a swap account amounts, if any,
                                 received from the Swap Counterparty. From
                                 amounts on deposit in a swap account, to the
                                 extent such amounts constitute net swap
                                 payments (as described below), distributions
                                 (to the extent of the principal portion of any
                                 Realized Losses) of amounts necessary to
                                 maintain the required level of
                                 overcollateralization, distributions in respect
                                 of Prepayment Interest Shortfalls and Net WAC
                                 Rate Carryover Amounts, and distributions in
                                 respect of the principal portion of Allocated
                                 Realized Loss Amounts previously allocated to
                                 the certificates that remain unreimbursed, will
                                 be made as described below. The swap account
                                 will not be an asset of any REMIC trust.

                                 Under the Swap Agreement, on the business day
                                 prior to each Distribution Date, the Trustee,
                                 on behalf of the trust, will be obligated to
                                 pay to the Swap Counterparty the Fixed Swap
                                 Payment and the Swap Counterparty will be
                                 obligated to pay to the Trustee, on behalf of
                                 the trust, the Floating Swap Payment. A net
                                 swap payment will be required to be made on the
                                 business day prior to each Distribution Date
                                 (a) by the Trustee to the Swap Counterparty, to
                                 the extent that the Fixed Swap Payment for such
                                 Distribution Date exceeds the Floating Swap
                                 Payment payable to the trust for such
                                 Distribution Date, or (b) by the Swap
                                 Counterparty to the Trustee, to the extent that
                                 the Floating Swap Payment payable to the trust
                                 exceeds the Fixed Swap Payment for such
                                 Distribution Date.

                                 The Swap Agreement will terminate immediately
                                 following the Distribution Date in June 2010,
                                 unless terminated earlier upon the occurrence
                                 of an "Event of Default" under the Swap
                                 Agreement, an early termination event under the
                                 Swap Agrement or an "Additional Termination
                                 Event" under the Swap Agreement.

                                 Upon the occurrence of any Event of Default
                                 under the Swap Agreement, the non-defaulting
                                 party will have the right to designate an
                                 "Early Termination Date" (as defined in the
                                 ISDA Master Agreement). With respect to
                                 Termination Events (including Additional
                                 Termination Events), an Early Termination Date
                                 may be designated by one of the parties (as
                                 specified in the Swap Agreement) and will occur
                                 only upon notice and, in some circumstances,
                                 after any affected party has used reasonable
                                 efforts to transfer its rights and obligations
                                 under the Swap Agreement to a related entity
                                 within a specified period after notice has been
                                 given of the Termination Event, all as set
                                 forth in the Swap Agreement. The occurrence of
                                 an Early Termination Date under the Swap
                                 Agreement will constitute a "Swap Early
                                 Termination."

                                 Upon any Swap Early Termination, the trustee,
                                 on behalf of the trust, or the Swap
                                 Counterparty, may be liable to make a swap
                                 termination payment (the "Swap Termination
                                 Payment") to the other (regardless, if
                                 applicable, of which of the parties has caused
                                 the termination). The Swap Termination Payment
                                 will be based on the value of the Swap
                                 Agreement computed in accordance with the
                                 procedures set forth in the Swap Agreement
                                 taking into account the present value of the
                                 unpaid amounts that would have been owed to and
                                 by the Swap Counterparty under the remaining
                                 scheduled term of the Swap Agreement. In the
                                 event that the Trustee, on behalf of the trust,
                                 is required to make a Swap Termination Payment
                                 to the Swap Counterparty, that payment

                                        14
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DERIVATIVES

                                 will be paid on the business day prior to the
                                 related Distribution Date, and on the business
                                 day prior to any subsequent Distribution Dates
                                 until paid in full, prior to distributions to
                                 certificateholders, other than in the case of a
                                 Swap Termination Payment triggered upon a Swap
                                 Counterparty Trigger Event. The trust's
                                 obligation to pay amounts in respect of a Swap
                                 Termination Payment resulting from a Swap
                                 Counterparty Trigger Event will be subordinated
                                 to distributions to the holders of the Class A
                                 and Mezzanine Certificates.

SWAP AGREEMENT NOTIONAL          With respect to the Swap Agreement and each
BALANCE:                         calculation period specified below, the related
                                 notional balance specified in the table below
                                 for such calculation period. The first
                                 calculation period will end on the day before
                                 the Distribution Date in November 2006 and the
                                 forty-fourth calculation period will end on the
                                 day before the Distribution Date in June 2010:

                                             NOTIONAL
                                 PERIOD   BALANCE ($)(1)
                                 ------   --------------

                                    1     939,098,000.00
                                    2     932,394,877.77
                                    3     922,472,737.53
                                    4     909,291,647.03
                                    5     892,841,166.72
                                    6     873,140,593.50
                                    7     850,240,551.98
                                    8     824,224,238.07
                                    9     795,208,258.05
                                   10     763,345,375.46
                                   11     728,885,000.64
                                   12     692,355,196.41
                                   13     657,520,151.64
                                   14     624,347,975.83
                                   15     592,758,854.74
                                   16     562,676,820.52
                                   17     534,029,565.86
                                   18     506,748,267.02
                                   19     480,767,415.57
                                   20     456,009,396.51
                                   21     432,010,290.04
                                   22     407,154,536.89
                                   23     362,474,396.31
                                   24     322,326,074.09
                                   25     286,462,204.16
                                   26     254,568,274.54
                                   27     226,941,810.50
                                   28     211,779,708.11
                                   29     197,588,932.23
                                   30     184,213,218.84
                                   31     171,618,470.89
                                   32     159,744,544.48
                                   33     148,549,338.53
                                   34     137,993,248.81
                                   35     128,039,018.95
                                   36     118,651,586.97
                                   37     109,798,090.73
                                   38     109,798,090.73
                                   39     109,798,090.73
                                   40     109,798,090.73
                                   41     109,798,090.73
                                   42     105,196,936.77
                                   43      99,497,897.38
                                   44      94,119,637.52

(1)  Approximate, subject to the variance in the outstanding principal balance of the mortgage loans described in footnote 3 under the table entitled
     "Transaction Highlights" on page 2 above.

                                        15
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DERIVATIVES

PAYMENTS UNDER THE SWAP          Pursuant to the Swap Agreement, amounts payable
AGREEMENT:                       by the trust in respect of Net Swap Payments
                                 and Swap Termination Payments (other than Swap
                                 Termination Payments resulting from a Swap
                                 Counterparty Trigger Event) will be deducted
                                 from available funds before distributions to
                                 the holders of the Class A and Mezzanine
                                 Certificates. On the business day prior to each
                                 Distribution Date, such amounts will be
                                 distributed by the trust to the Swap
                                 Counterparty, first to make any net swap
                                 payment owed to the Swap Counterparty pursuant
                                 to the Swap Agreement for such Distribution
                                 Date, and second to make any Swap Termination
                                 Payment not due to a Swap Counterparty Trigger
                                 Event owed to the Swap Counterparty pursuant to
                                 the Swap Agreement.

                                 Payments by the trust to the Swap Counterparty
                                 in respect of any Swap Termination Payment
                                 triggered by a Swap Counterparty Trigger Event
                                 pursuant to the Swap Agreement will be
                                 subordinated to distributions to the holders of
                                 the Class A Certificates and Mezzanine
                                 Certificates and will be paid by the trust to
                                 the Swap Counterparty as set forth in the
                                 pooling and servicing agreement.

                                 Amounts payable by the Swap Counterparty to the
                                 Trustee, on behalf of the trust, will be
                                 deposited by the Trustee into the swap account.
                                 On each Distribution Date, to the extent
                                 required, the Trustee will withdraw the
                                 following amounts from the swap account to the
                                 extent of net swap payments on deposit therein
                                 for distribution to the certificates in the
                                 following order of priority, in the case of
                                 items (4) and (6) through (8), to the extent
                                 not covered by Net Monthly Excess Cashflow:

                                      1)   To the holders of the Class A
                                           Certificates, to pay any unpaid
                                           Senior Interest Distribution Amount
                                           allocable to such class of Class A
                                           Certificates, on a pro rata basis
                                           based on the entitlement of each such
                                           class (in each case to the extent not
                                           covered by the Interest Remittance
                                           Amount);

                                      2)   To the holders of the Class A
                                           Certificates, to pay accrued and
                                           unpaid interest to the extent unpaid
                                           from interest collections, but only
                                           to the extent of Prepayment Interest
                                           Shortfalls (not covered by
                                           Compensating Interest) allocated to
                                           such certificates on such
                                           Distribution Date, on a pro rata
                                           basis, based on the amount of such
                                           Prepayment Interest Shortfalls
                                           previously allocated thereto that
                                           remain unreimbursed;

                                      3)   To the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, to pay any unpaid
                                           Interest Distribution Amount
                                           allocable to each such class (in each
                                           case to the extent not covered by the
                                           Interest Remittance Amount);

                                      4)   To the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, in each case up to
                                           the related unpaid Interest Carry
                                           Forward Amount related to such
                                           certificates for such Distribution
                                           Date;

                                      5)   To the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, to pay accrued and
                                           unpaid interest to the extent unpaid
                                           from interest collections, but only
                                           to the extent of Prepayment Interest
                                           Shortfalls (not covered by
                                           Compensating Interest) allocated to
                                           such certificates on such

                                       16
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DERIVATIVES

                                           Distribution Date;

                                      6)   To the holders of the Class A
                                           Certificates, on a pro rata basis,
                                           based on the amount of Net WAC Rate
                                           Carryover Amounts previously
                                           allocated thereto that remain
                                           unreimbursed, and then sequentially
                                           to the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, the amount of any
                                           Net WAC Rate Carryover Amounts
                                           remaining unpaid as of that
                                           Distribution Date;

                                      7)   To the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then entitled
                                           to receive distributions in respect
                                           of principal, in an amount equal to
                                           the Overcollateralization Increase
                                           Amount, distributable as part of the
                                           Principal Distribution Amount, but
                                           only to the extent of the principal
                                           portion of Realized Losses for such
                                           Distribution Date;

                                      8)   To the holders of the Class A
                                           Certificates, pro rata, and then to
                                           the holders of the Mezzanine
                                           Certificates, in their order of
                                           payment priority, the principal
                                           portion of any Allocated Realized
                                           Loss Amount previously allocated
                                           thereto that remain unreimbursed; and

                                      9)   To the holders of the Class CE
                                           Certificates any balance remaining,
                                           in accordance with the terms of the
                                           pooling and servicing agreement.

FIXED SWAP PAYMENT:              With respect to the business day prior to any
                                 Distribution Date on or prior to the
                                 Distribution Date in June 2010, an amount equal
                                 to the product of (x) a fixed rate equal to
                                 _____% per annum, (y) the Swap Agreement
                                 Notional Balance for that Distribution Date and
                                 (z)(i) with respect to the initial Distribution
                                 Date, a fraction, the numerator of which is the
                                 number of days from and including the Closing
                                 Date to and including the day preceding the
                                 initial Distribution Date (on a 30/360 day
                                 count basis) and the denominator of which is
                                 360 and (ii) with respect to each Distribution
                                 Date thereafter, a fraction, the numerator of
                                 which is 30 and the denominator of which is
                                 360.

FLOATING SWAP PAYMENT:           With respect to the business day prior to any
                                 Distribution Date on or prior to the
                                 Distribution Date in June 2010, an amount equal
                                 to the product of (x) one-month LIBOR as
                                 determined pursuant to the Swap Agreement, (y)
                                 the Swap Agreement Notional Balance for that
                                 Distribution Date and (z) a fraction, the
                                 numerator of which is equal to the actual
                                 number of days in the related calculation
                                 period as provided in the Swap Agreement and
                                 the denominator of which is 360.

SWAP COUNTERPARTY TRIGGER        An "Event of Default" (as defined in the Swap
EVENT:                           Agreement) with respect to which the Swap
                                 Counterparty is a "Defaulting Party" (as
                                 defined in the Swap Agreement) or a
                                 "Termination Event" (as defined in the Swap
                                 Agreement) (including an "Additional
                                 Termination Event" (as defined in the Swap
                                 Agreement)) under the Swap Agreement with
                                 respect to which the Swap Counterparty is the
                                 sole "Affected Party" (as defined in the Swap
                                 Agreement).

                                       17
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

ALLOCATED REALIZED LOSS          An Allocated Realized Loss Amount with respect
AMOUNT:                          to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date will be an amount equal to (x) the sum of
                                 (i) any Realized Losses allocated to that class
                                 of certificates on the Distribution Date as
                                 described above under "Allocation of Losses"
                                 and (ii) any Allocated Realized Loss Amount for
                                 the class remaining unreimbursed from previous
                                 Distribution Dates minus (y) the amount of the
                                 increase in the related Certificate Principal
                                 Balance due to the receipt of Subsequent
                                 Recoveries.

AVAILABLE DISTRIBUTION AMOUNT:   For any Distribution Date, an amount equal to
                                 the sum of the following amounts, net of
                                 certain expenses of the trust including (i)
                                 amounts reimbursable to the servicer and the
                                 trustee, (ii) any net swap payment owed to the
                                 Swap Counterparty and (iii) any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event:

                                      o    the aggregate amount of scheduled
                                           monthly payments on the Mortgage
                                           Loans due during the related Due
                                           Period and received on or prior to
                                           the related Determination Date, after
                                           deduction of the servicing fee and
                                           the trustee fee in respect of the
                                           Mortgage Loans for that Distribution
                                           Date;

                                      o    unscheduled payments in respect of
                                           the Mortgage Loans, including
                                           mortgagor prepayments, insurance
                                           proceeds, liquidation proceeds and
                                           Subsequent Recoveries from the
                                           Mortgage Loans, amounts received in
                                           respect of REO Property and proceeds
                                           from repurchases of and substitutions
                                           for the Mortgage Loans occurring
                                           during the related Prepayment Period;

                                      o    all payments of Compensating Interest
                                           made by the servicer with respect to
                                           the Mortgage Loans; and

                                      o    all Advances made for that
                                           Distribution Date in respect of the
                                           Mortgage Loans.

CERTIFICATE PRINCIPAL BALANCE:   With respect to any class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 date of determination, an amount equal to its
                                 initial certificate principal balance, reduced
                                 by the aggregate of (a) all amounts allocable
                                 to principal previously distributed with
                                 respect to that class of certificates and (b)
                                 with respect to any Class A Certificate and
                                 Mezzanine Certificate, any reductions in its
                                 certificate principal balance in connection
                                 with the allocation of Realized Losses in the
                                 manner described under "Allocation of Losses"
                                 above (taking into account any increases in the
                                 certificate principal balance thereof due to
                                 the receipt of Subsequent Recoveries).

                                 The Certificate Principal Balance of the Class
                                 CE Certificates as of any date of determination
                                 is equal to the excess, if any, of the then
                                 aggregate principal balance of the Mortgage
                                 Loans over the then aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 the Mezzanine Certificates and the Class P
                                 Certificates.

                                       18
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS A PRINCIPAL DISTRIBUTION   The Class A Principal Distribution Amount is an
AMOUNT:                          amount equal to the excess of:

                                      o    the aggregate Certificate Principal
                                           Balance of the Class A Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date and
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date and (iii)
                                           the Certificate Principal Balance of
                                           the Class M-2 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       19
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (iv) the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date and (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificate immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       20
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (vi) the Certificate
                                           Principal Balance of the Class M-5
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       21
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       22
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date and
                                           (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       23
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date, (ix)
                                           the Certificate Principal Balance of
                                           the Class M-8 Certificates after
                                           taking into account the distribution
                                           of the Class M-8 Principal
                                           Distribution Amount on the related
                                           Distribution Date and (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       24
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

CLASS M-10 PRINCIPAL             The Class M-10 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates after
                                           taking into account the distribution
                                           of the Class M-6 Principal
                                           Distribution Amount on the related
                                           Distribution Date (viii) the
                                           Certificate Principal Balance of the
                                           Class M-7 Certificates after taking
                                           into account the distribution of the
                                           Class M-7 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           after taking into account the
                                           distribution of the Class M-8
                                           Principal Distribution Amount on the
                                           related Distribution Date, (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates after taking
                                           into account the distribution of the
                                           Class M-9 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (xi) the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

DETERMINATION DATE:              The Determination Date with respect to any
                                 Distribution Date will be the 15th day of the
                                 calendar month in which such Distribution Date
                                 occurs or, if such 15th day is not a business
                                 day, the business day immediately preceding
                                 such 15th day.

EXPENSE ADJUSTED MORTGAGE        The Expense Adjusted Mortgage Rate for any
RATE:                            Mortgage Loan and any Distribution Date will be
                                 a per annum rate equal to the then applicable
                                 mortgage rate for such Mortgage Loan as of the
                                 first day of the related Due Period minus the
                                 sum of the applicable Servicing Fee Rate and
                                 the Trustee Fee Rate.

                                       25
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

FORMULA RATE:                    The Formula Rate for any class of Class A and
                                 Mezzanine Certificates is One-Month LIBOR plus
                                 the related margin. For the Interest Accrual
                                 Period for each Distribution Date after the
                                 date on which the aggregate principal balance
                                 of the Mortgage Loans remaining in the mortgage
                                 pool is reduced to less than 10.00% of the
                                 aggregate principal balance of the Mortgage
                                 Loans as of the Cut-off Date, the related
                                 margin will increase to 2.0 times the related
                                 margin for each Class A Certificate, and 1.5
                                 times for any Mezzanine Certificate.

INTEREST CARRY FORWARD AMOUNT:   The Interest Carry Forward Amount with respect
                                 to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date is equal to the amount, if any, by which
                                 the Interest Distribution Amount for that class
                                 of certificates for the immediately preceding
                                 Distribution Date exceeded the actual amount
                                 distributed on the certificates in respect of
                                 interest on the immediately preceding
                                 Distribution Date, together with any Interest
                                 Carry Forward Amount with respect to that class
                                 of certificates remaining undistributed from
                                 previous Distribution Dates, plus interest
                                 accrued thereon at the related Pass-Through
                                 Rate on the certificates for the most recently
                                 ended Interest Accrual Period.

INTEREST DISTRIBUTION AMOUNT:    The Interest Distribution Amount for the Class
                                 A Certificates and Mezzanine Certificates on
                                 any Distribution Date is equal to interest
                                 accrued during the related Interest Accrual
                                 Period on the Certificate Principal Balance of
                                 that class immediately prior to the
                                 Distribution Date at the Pass-Through Rate for
                                 that class, reduced (to not less than zero) by
                                 the allocable share, if any, for that class of
                                 Prepayment Interest Shortfalls to the extent
                                 not covered by Compensating Interest paid by
                                 the servicer and shortfalls resulting from the
                                 application of the Relief Act.

INTEREST REMITTANCE AMOUNT:      The Interest Remittance Amount for any
                                 Distribution Date is the excess, if any, of (i)
                                 that portion of the Available Distribution
                                 Amount (without giving effect to any net swap
                                 payment owed to the Swap Counterparty or any
                                 Swap Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event) for that Distribution Date that
                                 represents interest received or advanced on the
                                 Mortgage Loans over (ii) any net swap payment
                                 owed to the Swap Counterparty or Swap
                                 Termination Payment not due to a Swap
                                 Counterparty Trigger Event owed to the Swap
                                 Counterparty.

NET MONTHLY EXCESS CASH FLOW:    The Net Monthly Excess Cash Flow for any
                                 Distribution Date is equal to the sum of (a)
                                 any Overcollateralization Reduction Amount and
                                 (b) the excess of:

                                      o    the Available Distribution Amount for
                                           the related Distribution Date over

                                      o    the sum for the related Distribution
                                           Date of the aggregate of (a) the
                                           Senior Interest Distribution Amount
                                           distributable to the holders of the
                                           Class A Certificates, (b) the
                                           Interest Distribution Amount
                                           distributable to the holders of the
                                           Mezzanine Certificates and (c) the
                                           Principal Remittance Amount.

                                       26
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

NET WAC PASS-THROUGH RATE:       The Net WAC Pass-Through Rate for any
                                 Distribution Date and the Class A Certificates
                                 and Mezzanine Certificates is a rate per annum
                                 (which will not be less than zero) equal to the
                                 excess, if any, of (a) the product of (i) a per
                                 annum rate equal to the weighted average of the
                                 Expense Adjusted Mortgage Rates on the then
                                 outstanding Mortgage Loans, weighted based on
                                 their principal balances as of the first day of
                                 the related Due Period and (ii) a fraction
                                 expressed as a percentage the numerator of
                                 which is 30 and the denominator of which is the
                                 actual number of days in the related Interest
                                 Accrual Period, over (b) the product of (i) a
                                 fraction expressed as a percentage the
                                 numerator of which is the amount of any net
                                 swap payments due to the Swap Counterparty or
                                 Swap Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event, and the denominator of which is
                                 the aggregate principal balance of the
                                 outstanding mortgage loans as of the first day
                                 of the related Due Period and (ii) a fraction
                                 expressed as a percentage the numerator of
                                 which is 360 and the denominator of which is
                                 the actual number of days in the related
                                 Interest Accrual Period.

NET WAC RATE CARRYOVER AMOUNT:   For any Distribution Date and any Class A
                                 Certificates or Mezzanine Certificates, an
                                 amount equal to the sum of (i) the excess of
                                 (x) the amount of interest that would have
                                 accrued on such class of Certificates for such
                                 Distribution Date had the applicable
                                 Pass-Through Rate not been subject to the Net
                                 WAC Pass-Through Rate (not to exceed 12.50%),
                                 over (y) the amount of interest that accrued on
                                 such class of Certificates for such
                                 Distribution Date at the Net WAC Pass-Through
                                 Rate and (ii) the undistributed portion of any
                                 related Net WAC Carryover Amount from prior
                                 Distribution Dates together with interest
                                 accrued on such undistributed portion for the
                                 most recently ended Interest Accrual Period at
                                 the Formula Rate (not to exceed 12.50%)
                                 applicable for such class for such Interest
                                 Accrual Period. The ratings on each class of
                                 Certificates do not address the likelihood of
                                 the distribution of any Net WAC Rate Carryover
                                 Amount.

PASS-THROUGH RATES:              With respect to each class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 Distribution Date, the least of (i) the Formula
                                 Rate, (ii) the Net WAC Pass-Through Rate and
                                 (iii) 12.50%.

PRELIMINARY PROSPECTUS:          The Offered Certificates will be offered
                                 pursuant to a Preliminary Prospectus which
                                 includes a Preliminary Prospectus Supplement
                                 (together, the "Preliminary Prospectus").
                                 Additional information with respect to the
                                 Offered Certificates and the Mortgage Loans is
                                 contained in the Preliminary Prospectus. The
                                 foregoing is qualified in its entirety by the
                                 information appearing in the Preliminary
                                 Prospectus, which will be conveyed to you prior
                                 to any contractual commitment to purchase any
                                 of the Offered Certificates.

PREPAYMENT INTEREST              With respect to any principal prepayments on
SHORTFALLS:                      the Mortgage Loans and any Distribution Date,
                                 any interest shortfall resulting from principal
                                 prepayments in full occurring between the first
                                 day of the related Prepayment Period and the
                                 last day of the prior calendar month.

                                       27
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

DEFINITIONS

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount for any
                                 Distribution Date will be an amount, not less
                                 than zero, equal to the sum of (i) the
                                 principal portion of all monthly payments on
                                 the Mortgage Loans due during the related Due
                                 Period actually received on or prior to the
                                 related Determination Date or advanced on or
                                 prior to the related Distribution Date; (ii)
                                 the principal portion of all proceeds received
                                 in respect of the repurchase of a Mortgage Loan
                                 or, in the case of a substitution, amounts
                                 representing a principal adjustment, as
                                 required by the pooling and servicing agreement
                                 during the related Prepayment Period; (iii) the
                                 principal portion of all other unscheduled
                                 collections, including insurance proceeds,
                                 liquidation proceeds, Subsequent Recoveries and
                                 all full and partial principal prepayments,
                                 received during the related Prepayment Period
                                 net of any portion thereof that represents a
                                 recovery of principal for which an advance was
                                 made by the Servicer, and (iv) the amount of
                                 any Overcollateralization Increase Amount for
                                 such Distribution Date; minus (v) the amount of
                                 any Overcollateralization Reduction Amount for
                                 such Distribution Date and (vi) any net swap
                                 payment owed to the Swap Counterparty or Swap
                                 Termination Payment not due to a Swap
                                 Counterparty Trigger Event owed to the Swap
                                 Counterparty to the extent not covered by that
                                 portion of the Available Distribution Amount
                                 (without giving effect to any net swap payment
                                 owed to the Swap Counterparty or any Swap
                                 Termination Payment owed to the Swap
                                 Counterparty not due to a Swap Counterparty
                                 Trigger Event) for that Distribution Date that
                                 represents interest received or advanced on the
                                 Mortgage Loans.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount for any
                                 Distribution Date is the sum of the amounts
                                 described in clauses (i) through (iii) of the
                                 definition of Principal Distribution Amount.

SENIOR INTEREST DISTRIBUTION     The Senior Interest Distribution Amount for any
AMOUNT:                          Distribution Date is equal to the sum of the
                                 Interest Distribution Amount for that
                                 Distribution Date for the Class A Certificates
                                 and the Interest Carry Forward Amount, if any,
                                 for that Distribution Date for the Class A
                                 Certificates.

SUBORDINATION PERCENTAGE:        With respect to each class of Class A
                                 Certificates and Mezzanine Certificates, the
                                 applicable approximate percentage set forth in
                                 the table below.

                                         PERCENTAGE(%)
                                 CLASS   (APPROXIMATE)
                                 -----   -------------
                                    A        55.90
                                   M-1       64.80
                                   M-2       71.30
                                   M-3       75.10
                                   M-4       78.60
                                   M-5       82.00
                                   M-6       85.20
                                   M-7       88.20
                                   M-8       90.80
                                   M-9       92.80
                                   M-10      94.80

                                       28
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                               COLLATERAL SUMMARY

   Statistics for the Mortgage Loans listed below are based on the Statistical
                        Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                     $981,804,848.97
NUMBER OF MORTGAGE LOANS:                                                  3,868
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $253,827.52
WEIGHTED AVERAGE GROSS COUPON:                                            8.509%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      608
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.86%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   85.53%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.148%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                      11.43%
SILENT SECONDS:                                                           35.53%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

                                       29
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2YR-ARM                            1,620     $360,941,028.97        36.76%     $222,803.10      596       75.79%     8.937%
2YR-ARM 40/30                      1,241      381,554,118.66        38.86       307,456.99      613       81.14      8.375
2YR-ARM 5YR-IO                       306      101,279,189.67        10.32       330,977.74      622       81.77      7.659
3YR-ARM                               27        5,423,855.86         0.55       200,883.55      605       76.92      8.732
3YR-ARM 3YR-IO                        12        4,102,500.00         0.42       341,875.00      635       78.95      6.944
3YR-ARM 40/30                         35        9,768,328.33         0.99       279,095.10      632       82.58      8.196
3YR-ARM 5YR-IO                        17        6,059,490.00         0.62       356,440.59      634       79.61      7.089
5YR-ARM                                9        2,144,309.20         0.22       238,256.58      620       66.88      7.960
5YR-ARM 40/30                          8        3,165,923.86         0.32       395,740.48      583       69.05      8.315
5YR-ARM 5YR-IO                         2          807,250.00         0.08       403,625.00      625       85.07      7.516
Fixed                                505       82,247,637.55         8.38       162,866.61      618       79.15      8.708
Fixed 40/30                           86       24,311,216.87         2.48       282,688.57      619       76.65      7.938
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====      =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
RATE (%)                           LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.501--6.000                          10     $  5,334,523.42         0.54%     $533,452.34      648       70.12%     5.935%
6.001--6.500                          57       21,600,611.95         2.20       378,958.10      645       77.11      6.323
6.501--7.000                         213       70,487,346.81         7.18       330,926.51      644       76.77      6.831
7.001--7.500                         360      115,576,974.88        11.77       321,047.15      633       78.66      7.312
7.501--8.000                         619      186,989,982.03        19.05       302,083.98      622       80.70      7.807
8.001--8.500                         518      141,039,336.20        14.37       272,276.71      613       80.34      8.292
8.501--9.000                         599      158,736,577.01        16.17       265,002.63      608       79.49      8.791
9.001--9.500                         399       96,033,565.60         9.78       240,685.63      594       79.44      9.271
9.501--10.000                        384       86,078,669.00         8.77       224,163.20      570       79.35      9.774
10.001--10.500                       189       30,325,162.74         3.09       160,450.60      560       77.41     10.251
10.501--11.000                       174       26,473,494.55         2.70       152,146.52      549       71.22     10.803
11.001--11.500                       163       18,821,573.26         1.92       115,469.77      572       77.69     11.278
11.501--12.000                       101       13,851,495.01         1.41       137,143.51      561       70.65     11.777
12.001--12.500                        54        6,308,306.04         0.64       116,820.48      563       67.09     12.285
12.501--13.000                        24        3,650,435.70         0.37       152,101.49      556       71.37     12.755
13.001--13.500                         3          271,882.04         0.03        90,627.35      558       65.40     13.286
13.501--14.000                         1          224,912.73         0.02       224,912.73      525       63.56     13.750
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====     ======

                                       30
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -------------   --------   --------   --------

0.01--50,000.00                       94     $  3,417,383.76         0.35%     $   36,355.15      624       90.00%    11.228%
50,000.01--100,000.00                456       35,191,483.17         3.58          77,174.31      597       78.20      9.919
100,000.01--150,000.00               621       77,856,768.66         7.93         125,373.22      600       76.59      9.080
150,000.01--200,000.00               668      117,933,415.68        12.01         176,547.03      596       75.67      8.786
200,000.01--250,000.00               493      110,795,893.68        11.28         224,738.12      602       77.43      8.669
250,000.01--300,000.00               382      104,911,209.23        10.69         274,636.67      603       77.61      8.613
300,000.01--350,000.00               300       96,706,423.17         9.85         322,354.74      608       79.85      8.432
350,000.01--400,000.00               223       83,989,713.47         8.55         376,635.49      617       79.83      8.223
400,000.01--450,000.00               177       75,728,379.58         7.71         427,843.95      607       81.04      8.357
450,000.01--500,000.00               128       60,978,637.27         6.21         476,395.60      616       80.90      8.187
500,000.01--550,000.00                88       46,040,915.04         4.69         523,192.22      617       81.08      8.163
550,000.01--600,000.00                57       32,711,265.10         3.33         573,881.84      619       82.67      8.046
600,000.01--650,000.00                48       30,050,610.48         3.06         626,054.39      622       84.40      8.179
650,000.01--700,000.00                39       26,347,054.16         2.68         675,565.49      619       82.03      8.014
700,000.01--750,000.00                25       18,225,328.74         1.86         729,013.15      614       81.39      8.122
750,000.01--800,000.00                38       29,869,487.07         3.04         786,039.13      615       78.25      8.316
800,000.01--850,000.00                 7        5,822,655.47         0.59         831,807.92      620       80.38      7.704
850,000.01--900,000.00                 7        6,212,426.63         0.63         887,489.52      629       77.34      7.615
900,000.01--950,000.00                 3        2,772,857.12         0.28         924,285.71      640       66.58      7.276
950,000.01--1,000,000.00               6        5,901,759.35         0.60         983,626.56      660       72.98      7.069
1,000,000.01 >=                        8       10,341,182.14         1.05       1,292,647.77      654       72.07      7.269
                                   -----     ---------------       ------      -------------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $  253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      =============      ===       =====      =====

                                       31
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE      PRINCIPAL      OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                       LOANS         BALANCE          BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -------------   --------   --------   --------

0.01--50,000.00                       94    $  3,417,383.76        0.35%     $   36,355.15      624       90.00%    11.228%
50,000.01--100,000.00                456      35,191,483.17        3.58          77,174.31      597       78.20      9.919
100,000.01--150,000.00               621      77,856,768.66        7.93         125,373.22      600       76.59      9.080
150,000.01--200,000.00               668     117,933,415.68       12.01         176,547.03      596       75.67      8.786
200,000.01--250,000.00               494     111,045,595.07       11.31         224,788.65      602       77.43      8.672
250,000.01--300,000.00               382     104,961,447.56       10.69         274,768.19      603       77.61      8.611
300,000.01--350,000.00               300      96,756,457.39        9.85         322,521.52      608       79.85      8.430
350,000.01--400,000.00               222      83,639,739.53        8.52         376,755.58      617       79.82      8.221
400,000.01--450,000.00               177      75,728,379.58        7.71         427,843.95      607       81.04      8.357
450,000.01--500,000.00               128      60,978,637.27        6.21         476,395.60      616       80.90      8.187
500,000.01--550,000.00                88      46,040,915.04        4.69         523,192.22      617       81.08      8.163
550,000.01--600,000.00                57      32,711,265.10        3.33         573,881.84      619       82.67      8.046
600,000.01--650,000.00                48      30,050,610.48        3.06         626,054.39      622       84.40      8.179
650,000.01--700,000.00                39      26,347,054.16        2.68         675,565.49      619       82.03      8.014
700,000.01--750,000.00                25      18,225,328.74        1.86         729,013.15      614       81.39      8.122
750,000.01--800,000.00                38      29,869,487.07        3.04         786,039.13      615       78.25      8.316
800,000.01--850,000.00                7        5,822,655.47        0.59         831,807.92      620       80.38      7.704
850,000.01--900,000.00                7        6,212,426.63        0.63         887,489.52      629       77.34      7.615
900,000.01--950,000.00                3        2,772,857.12        0.28         924,285.71      640       66.58      7.276
950,000.01--1,000,000.00              6        5,901,759.35        0.60         983,626.56      660       72.98      7.069
1,000,000.01 >=                       8       10,341,182.14        1.05       1,292,647.77      654       72.07      7.269
                                   -----    ---------------      ------      -------------      ---       -----     ------
TOTAL:                             3,868    $981,804,848.97      100.00%     $  253,827.52      608       78.86%     8.509%
                                   =====    ===============      ======      =============      ===       =====     ======

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

121--180                              15    $    555,308.85        0.06%     $ 37,020.59      626      87.36%     10.055%
181--240                               4         346,585.84        0.04        86,646.46      572      79.11       9.516
301--360                           3,849     980,902,954.28       99.91       254,846.18      608      78.86       8.508
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             3,868    $981,804,848.97      100.00%     $253,827.52      608      78.86%      8.509%
                                   =====    ===============      ======      ===========      ===      =====      ======

                                       32
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS        BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

121--180                              15    $    555,308.85        0.06%     $ 37,020.59      626      87.36%     10.055%
181--240                               4         346,585.84        0.04        86,646.46      572      79.11       9.516
301--360                           3,849     980,902,954.28       99.91       254,846.18      608      78.86       8.508
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             3,868    $981,804,848.97      100.00%     $253,827.52      608      78.86%      8.509%
                                   =====    ===============      ======      ===========      ===      =====      ======

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS        BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

5.01--10.00                            3    $    232,113.81        0.02%     $ 77,371.27      568       7.48%     10.500%
10.01--15.00                           3         210,856.26        0.02        70,285.42      558      13.18       9.731
15.01--20.00                           2         219,903.31        0.02       109,951.66      592      17.74      10.068
20.01--25.00                           6         547,548.28        0.06        91,258.05      560      23.78       9.250
25.01--30.00                           7       1,159,506.84        0.12       165,643.83      576      28.57       9.302
30.01--35.00                          14       1,658,713.21        0.17       118,479.52      571      33.02       8.990
35.01--40.00                          18       3,314,617.48        0.34       184,145.42      566      38.50       9.499
40.01--45.00                          31       5,128,164.02        0.52       165,424.65      570      42.55       9.224
45.01--50.00                          40       9,472,334.26        0.96       236,808.36      602      48.11       8.542
50.01--55.00                          67      13,521,767.81        1.38       201,817.43      583      53.08       9.101
55.01--60.00                         107      22,370,143.93        2.28       209,066.77      569      58.25       9.361
60.01--65.00                         213      50,228,268.53        5.12       235,813.47      583      63.73       9.220
65.01--70.00                         258      64,745,283.47        6.59       250,950.71      593      69.00       8.853
70.01--75.00                         268      68,036,558.93        6.93       253,867.76      586      74.05       8.662
75.01--80.00                       1,770     463,482,013.27       47.21       261,854.24      617      79.81       8.248
80.01--85.00                         279      79,853,487.01        8.13       286,213.22      605      84.50       8.222
85.01--90.00                         490     157,364,538.71       16.03       321,152.12      615      89.74       8.496
90.01--95.00                          63      17,502,595.85        1.78       277,818.98      607      94.65       8.293
95.01--100.00                        229      22,756,433.99        2.32        99,373.07      631      99.94      10.444
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             3,868    $981,804,848.97      100.00%     $253,827.52      608      78.86%      8.509%
                                   =====    ===============      ======      ===========      ===      =====      ======

                                       33
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                         LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

5.01--10.00                            3    $    232,113.81        0.02%     $ 77,371.27      568       7.48%     10.500%
10.01--15.00                           3         210,856.26        0.02        70,285.42      558      13.18       9.731
15.01--20.00                           2         219,903.31        0.02       109,951.66      592      17.74      10.068
20.01--25.00                           6         547,548.28        0.06        91,258.05      560      23.78       9.250
25.01--30.00                           7       1,159,506.84        0.12       165,643.83      576      28.57       9.302
30.01--35.00                          14       1,658,713.21        0.17       118,479.52      571      33.02       8.990
35.01--40.00                          18       3,314,617.48        0.34       184,145.42      566      38.50       9.499
40.01--45.00                          31       5,128,164.02        0.52       165,424.65      570      42.55       9.224
45.01--50.00                          39       8,472,334.26        0.86       217,239.34      594      47.89       8.571
50.01--55.00                          67      13,521,767.81        1.38       201,817.43      583      53.08       9.101
55.01--60.00                         108      23,370,143.93        2.38       216,390.22      574      57.89       9.315
60.01--65.00                         211      50,010,518.53        5.09       237,016.68      583      63.72       9.226
65.01--70.00                         241      59,144,805.77        6.02       245,414.13      590      68.95       8.922
70.01--75.00                         252      64,397,370.89        6.56       255,545.12      585      74.02       8.646
75.01--80.00                         608     158,847,752.36       16.18       261,262.75      584      79.49       8.696
80.01--85.00                         244      72,450,623.30        7.38       296,928.78      605      84.26       8.213
85.01--90.00                         413     138,301,434.18       14.09       334,870.30      616      89.20       8.441
90.01--95.00                         145      39,352,371.33        4.01       271,395.66      610      88.52       8.452
95.01--100.00                      1,456     341,464,303.40       34.78       234,522.19      633      81.75       8.207
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             3,868    $981,804,848.97      100.00%     $253,827.52      608      78.86%      8.509%
                                   =====    ===============      ======      ===========      ===      =====      ======

                              DISTRIBUTION BY STATE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                             LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

CA                                   633    $236,291,742.14       24.07%     $373,288.69      618      78.99%     8.007%
FL                                   659     139,121,902.71       14.17       211,110.63      609      78.40      8.608
NY                                   373     130,613,813.74       13.30       350,171.08      607      78.20      8.493
MD                                   312      77,303,823.16        7.87       247,768.66      593      78.04      8.810
NJ                                   264      75,376,147.18        7.68       285,515.71      602      77.73      9.004
MA                                   173      47,872,534.31        4.88       276,719.85      599      76.07      8.915
VA                                   126      30,512,249.91        3.11       242,160.71      610      80.71      8.543
GA                                   153      27,029,978.34        2.75       176,666.53      605      81.46      8.615
AZ                                   101      20,159,027.27        2.05       199,594.33      611      80.87      8.528
CT                                    76      16,757,476.69        1.71       220,493.11      612      79.80      8.582
TX                                   101      16,599,017.20        1.69       164,346.70      610      80.51      8.340
IL                                    95      16,410,744.26        1.67       172,744.68      617      81.31      8.740
NV                                    53      15,023,371.68        1.53       283,459.84      611      81.84      8.449
HI                                    35      14,410,662.51        1.47       411,733.21      622      80.20      7.957
WA                                    52      12,252,068.52        1.25       235,616.70      612      81.49      8.170
Other                                662     106,070,289.35       10.80       160,227.02      602      79.41      8.827
                                   -----    --------------       ------      -----------      ---      -----      -----
TOTAL:                             3,868    $981,804,848.97      100.00%     $253,827.52      608      78.86%     8.509%
                                   =====    ===============      ======      ===========      ===      =====      =====

                                       34
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
OCCUPANCY                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2nd Home                              44     $ 11,421,387.67         1.16%     $259,576.99      623       75.84%     8.472%
Non-Owner Occupied                   282       56,750,669.69         5.78       201,243.51      596       76.93      9.536
Owner Occupied                     3,542      913,632,791.61        93.06       257,942.63      609       79.02      8.446
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PROPERTY TYPE                      LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Single Family                      3,145     $777,530,660.77        79.19%     $247,227.56      607       78.82%     8.472%
Multi Family                         501      157,803,109.81        16.07       314,976.27      610       78.74      8.722
Condo                                222       46,471,078.39         4.73       209,329.18      625       80.08      8.404
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE       RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Cash Out                           2,166     $581,669,157.48        59.24%     $268,545.32      596       76.84%     8.618%
Purchase                           1,650      388,082,688.59        39.53       235,201.63      627       81.88      8.343
Refinance                             52       12,053,002.90         1.23       231,788.52      600       79.25      8.639
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====      =====

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Easy                                  38     $ 12,410,051.98         1.26%     $326,580.32      593       81.61%     8.348%
Full                               2,188      543,711,268.56        55.38       248,496.92      609       80.20      8.058
Stated                             1,642      425,683,528.43        43.36       259,246.97      607       77.08      9.090
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====      =====

                                       35
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

476--500                              3      $    720,676.12         0.07%     $240,225.37      500       76.60%    10.985%
501--525                             214       47,271,457.25         4.81       220,894.66      514       71.03     10.309
526--550                             375       82,522,175.53         8.41       220,059.13      539       73.11      9.736
551--575                             485      115,453,214.78        11.76       238,047.87      562       76.10      9.148
576--600                             583      136,714,116.51        13.92       234,501.06      588       79.83      8.606
601--625                             804      206,118,674.37        20.99       256,366.51      613       81.15      8.207
626--650                             771      207,893,740.20        21.17       269,641.69      638       80.30      8.046
651--675                             463      127,662,356.63        13.00       275,728.63      661       80.13      8.017
676--700                             170       57,448,437.58         5.85       337,931.99      686       80.63      7.576
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====     ======

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0                                  1,602     $411,188,537.96        41.88%     $256,672.00      602       78.52%     8.809%
12                                   200       64,911,464.51         6.61       324,557.32      613       78.19      8.504
24                                 1,709      421,757,369.50        42.96       246,786.06      611       79.69      8.358
30                                     2          324,274.11         0.03       162,137.06      640       77.02      7.771
36                                   355       83,623,202.89         8.52       235,558.32      621       76.94      7.808
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====      =====

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE     RATIO      COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1st                                3,659     $967,330,314.80        98.53%     $264,370.13      608       78.55%     8.468%
2nd                                  209       14,474,534.17         1.47        69,256.14      642       99.56     11.287
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,868     $981,804,848.97       100.00%     $253,827.52      608       78.86%     8.509%
                                   =====     ===============       ======      ===========      ===       =====     ======

                                       36
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                               COLLATERAL SUMMARY

   Statistics for the Mortgage Loans listed below are based on the Statistical
                        Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                     $875.245.994.55
NUMBER OF MORTGAGE LOANS:                                                  3,277
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $267,087.58
WEIGHTED AVERAGE GROSS COUPON:                                            8.506%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      607
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.90%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   86.13%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.148%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                      12.82%
SILENT SECONDS:                                                           38.53%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

                                       37
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                      LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2YR-ARM                            1,620     $360,941,028.97        41.24%     $222,803.10      596       75.79%     8.937%
2YR-ARM 40/30                      1,241      381,554,118.66        43.59       307,456.99      613       81.14      8.375
2YR-ARM 5YR-IO                       306      101,279,189.67        11.57       330,977.74      622       81.77      7.659
3YR-ARM                               27        5,423,855.86         0.62       200,883.55      605       76.92      8.732
3YR-ARM 3YR-IO                        12        4,102,500.00         0.47       341,875.00      635       78.95      6.944
3YR-ARM 40/30                         35        9,768,328.33         1.12       279,095.10      632       82.58      8.196
3YR-ARM 5YR-IO                        17        6,059,490.00         0.69       356,440.59      634       79.61      7.089
5YR-ARM                                9        2,144,309.20         0.24       238,256.58      620       66.88      7.960
5YR-ARM 40/30                          8        3,165,923.86         0.36       395,740.48      583       69.05      8.315
5YR-ARM 5YR-IO                         2          807,250.00         0.09       403,625.00      625       85.07      7.516
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
RATE (%)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.501--6.000                           7     $  3,963,071.99         0.45%     $566,153.14      646       74.10%     5.916%
6.001--6.500                          41       15,667,947.88         1.79       382,145.07      646       79.44      6.312
6.501--7.000                         171       56,620,202.67         6.47       331,112.30      646       78.22      6.845
7.001--7.500                         311      101,996,640.83        11.65       327,963.48      633       79.09      7.310
7.501--8.000                         561      171,774,162.28        19.63       306,192.80      622       80.87      7.811
8.001--8.500                         469      129,377,005.65        14.78       275,857.15      613       80.42      8.292
8.501--9.000                         547      147,604,257.86        16.86       269,843.25      608       79.73      8.791
9.001--9.500                         368       90,399,823.08        10.33       245,651.69      594       79.94      9.268
9.501--10.000                        339       78,963,682.12         9.02       232,931.22      569       78.97      9.776
10.001--10.500                       140       24,864,630.34         2.84       177,604.50      551       75.50     10.251
10.501--11.000                       144       24,055,823.07         2.75       167,054.33      544       69.45     10.796
11.001--11.500                        77       11,585,901.51         1.32       150,466.25      541       68.64     11.270
11.501--12.000                        54       10,100,519.94         1.15       187,046.67      541       62.85     11.801
12.001--12.500                        33        4,982,409.87         0.57       150,982.12      551       61.78     12.297
12.501--13.000                        12        2,880,081.57         0.33       240,006.80      541       63.90     12.747
13.001--13.500                         2          184,921.16         0.02        92,460.58      534       49.13     13.338
13.501--14.000                         1          224,912.73         0.03       224,912.73      525       63.56     13.750
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====     ======

                                       38
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-    AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE    GROSS
BALANCE ($)                       LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -------------   --------   --------   --------

0.01--50,000.00                       11     $    548,475.97         0.06%     $   49,861.45      580       56.27%    10.867%
50,000.01--100,000.00                322       25,329,687.26         2.89          78,663.63      586       73.88      9.661
100,000.01--150,000.00               509       64,006,139.93         7.31         125,748.80      596       75.63      9.011
150,000.01--200,000.00               576      101,622,185.15        11.61         176,427.40      593       75.99      8.808
200,000.01--250,000.00               451      101,289,262.22        11.57         224,588.16      602       77.83      8.693
250,000.01--300,000.00               347       95,271,205.11        10.89         274,556.79      602       77.94      8.680
300,000.01--350,000.00               282       90,938,710.56        10.39         322,477.70      608       80.00      8.439
350,000.01--400,000.00               204       76,811,649.41         8.78         376,527.69      616       79.88      8.278
400,000.01--450,000.00               163       69,701,334.02         7.96         427,615.55      605       81.35      8.378
450,000.01--500,000.00               118       56,194,384.52         6.42         476,223.60      614       81.11      8.243
500,000.01--550,000.00                78       40,773,062.76         4.66         522,731.57      616       81.81      8.235
550,000.01--600,000.00                52       29,796,197.11         3.40         573,003.79      616       83.60      8.111
600,000.01--650,000.00                44       27,530,850.88         3.15         625,701.16      625       84.64      8.178
650,000.01--700,000.00                36       24,321,863.96         2.78         675,607.33      618       81.98      8.040
700,000.01--750,000.00                20       14,563,291.55         1.66         728,164.58      613       81.54      8.173
750,000.01--800,000.00                36       28,296,424.53         3.23         786,011.79      615       78.01      8.384
800,000.01--850,000.00                 7        5,822,655.47         0.67         831,807.92      620       80.38      7.704
850,000.01--900,000.00                 6        5,312,707.72         0.61         885,451.29      629       75.20      7.600
900,000.01--950,000.00                 2        1,847,012.73         0.21         923,506.37      639       67.37      7.666
950,000.01--1,000,000.00               5        4,927,711.55         0.56         985,542.31      660       73.13      7.261
1,000,000.01 >=                        8       10,341,182.14         1.18       1,292,647.77      654       72.07      7.269
                                   -----     ---------------       ------      -------------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $  267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      =============      ===       =====     ======

                                       39
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                          AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE    GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -------------   --------   --------   --------

0.01--50,000.00                       11     $    548,475.97         0.06%     $   49,861.45      580       56.27%    10.867%
50,000.01--100,000.00                322       25,329,687.26         2.89          78,663.63      586       73.88      9.661
100,000.01--150,000.00               509       64,006,139.93         7.31         125,748.80      596       75.63      9.011
150,000.01--200,000.00               576      101,622,185.15        11.61         176,427.40      593       75.99      8.808
200,000.01--250,000.00               452      101,538,963.61        11.60         224,643.72      601       77.83      8.696
250,000.01--300,000.00               347       95,321,443.44        10.89         274,701.57      602       77.94      8.678
300,000.01--350,000.00               282       90,988,744.78        10.40         322,655.12      608       80.00      8.437
350,000.01--400,000.00               203       76,461,675.47         8.74         376,658.50      616       79.87      8.277
400,000.01--450,000.00               163       69,701,334.02         7.96         427,615.55      605       81.35      8.378
450,000.01--500,000.00               118       56,194,384.52         6.42         476,223.60      614       81.11      8.243
500,000.01--550,000.00                78       40,773,062.76         4.66         522,731.57      616       81.81      8.235
550,000.01--600,000.00                52       29,796,197.11         3.40         573,003.79      616       83.60      8.111
600,000.01--650,000.00                44       27,530,850.88         3.15         625,701.16      625       84.64      8.178
650,000.01--700,000.00                36       24,321,863.96         2.78         675,607.33      618       81.98      8.040
700,000.01--750,000.00                20       14,563,291.55         1.66         728,164.58      613       81.54      8.173
750,000.01--800,000.00                36       28,296,424.53         3.23         786,011.79      615       78.01      8.384
800,000.01--850,000.00                 7        5,822,655.47         0.67         831,807.92      620       80.38      7.704
850,000.01--900,000.00                 6        5,312,707.72         0.61         885,451.29      629       75.20      7.600
900,000.01--950,000.00                 2        1,847,012.73         0.21         923,506.37      639       67.37      7.666
950,000.01--1,000,000.00               5        4,927,711.55         0.56         985,542.31      660       73.13      7.261
1,000,000.01 >=                        8       10,341,182.14         1.18       1,292,647.77      654       72.07      7.269
                                   -----     ---------------       ------      -------------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $  267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      =============      ===       =====     ======

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
REMAINING TERM (MONTHS)            LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

301--360                           3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

301--360                           3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                                       40
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.01--10.00                            3     $    232,113.81         0.03%     $ 77,371.27      568        7.48%    10.500%
10.01--15.00                           3          210,856.26         0.02        70,285.42      558       13.18      9.731
15.01--20.00                           2          219,903.31         0.03       109,951.66      592       17.74     10.068
20.01--25.00                           6          547,548.28         0.06        91,258.05      560       23.78      9.250
25.01--30.00                           3          369,854.84         0.04       123,284.95      585       28.33      8.895
30.01--35.00                           9        1,074,204.98         0.12       119,356.11      559       33.29      9.206
35.01--40.00                          15        2,849,830.27         0.33       189,988.68      556       38.37      9.796
40.01--45.00                          24        3,842,840.19         0.44       160,118.34      559       42.60      9.523
45.01--50.00                          27        6,664,973.57         0.76       246,850.87      598       48.50      8.807
50.01--55.00                          56       11,273,669.25         1.29       201,315.52      575       53.08      9.381
55.01--60.00                          87       19,189,084.67         2.19       220,564.19      566       58.28      9.501
60.01--65.00                         180       42,189,024.77         4.82       234,383.47      578       63.79      9.513
65.01--70.00                         226       56,082,739.36         6.41       248,153.71      588       69.09      9.029
70.01--75.00                         233       59,983,010.74         6.85       257,437.81      581       74.09      8.736
75.01--80.00                       1,662      435,164,114.93        49.72       261,831.60      618       79.83      8.264
80.01--85.00                         233       68,591,362.32         7.84       294,383.53      604       84.53      8.208
85.01--90.00                         431      142,986,640.70        16.34       331,755.55      615       89.75      8.496
90.01--95.00                          47       15,495,117.49         1.77       329,683.35      606       94.65      8.201
95.01--100.00                         30        8,279,104.81         0.95       275,970.16      609       99.86      9.196
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====     ======

                                       41
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.01--10.00                            3     $    232,113.81         0.03%     $ 77,371.27      568        7.48%    10.500%
10.01--15.00                           3          210,856.26         0.02        70,285.42      558       13.18      9.731
15.01--20.00                           2          219,903.31         0.03       109,951.66      592       17.74     10.068
20.01--25.00                           6          547,548.28         0.06        91,258.05      560       23.78      9.250
25.01--30.00                           3          369,854.84         0.04       123,284.95      585       28.33      8.895
30.01--35.00                           9        1,074,204.98         0.12       119,356.11      559       33.29      9.206
35.01--40.00                          15        2,849,830.27         0.33       189,988.68      556       38.37      9.796
40.01--45.00                          24        3,842,840.19         0.44       160,118.34      559       42.60      9.523
45.01--50.00                          26        5,664,973.57         0.65       217,883.60      584       48.23      8.896
50.01--55.00                          56       11,273,669.25         1.29       201,315.52      575       53.08      9.381
55.01--60.00                          88       20,189,084.67         2.31       229,421.42      572       57.87      9.441
60.01--65.00                         178       41,971,274.77         4.80       235,793.68      578       63.79      9.521
65.01--70.00                         209       50,482,261.66         5.77       241,541.92      584       69.04      9.129
70.01--75.00                         217       56,343,822.70         6.44       259,648.95      581       74.05      8.722
75.01--80.00                         540      140,401,713.44        16.04       260,003.17      583       79.54      8.755
80.01--85.00                         200       61,815,672.41         7.06       309,078.36      605       84.22      8.201
85.01--90.00                         363      125,077,917.19        14.29       344,567.26      615       89.16      8.440
90.01--95.00                         125       36,521,741.29         4.17       292,173.93      608       88.23      8.434
95.01--100.00                      1,210      316,156,711.66        36.12       261,286.54      633       80.95      8.088
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====     ======

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                              LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

CA                                   545     $217,347,072.83        24.83%     $398,801.97      618       79.19%     7.998%
FL                                   563      123,852,531.58        14.15       219,986.73      609       79.02      8.611
NY                                   301      109,768,465.98        12.54       364,679.29      603       78.02      8.526
MD                                   272       70,160,312.08         8.02       257,942.32      593       77.79      8.765
NJ                                   237       69,684,832.08         7.96       294,028.83      600       77.38      9.042
MA                                   152       43,866,047.92         5.01       288,592.42      598       76.27      8.911
VA                                   112       28,171,914.12         3.22       251,534.95      610       80.69      8.537
GA                                   120       22,642,646.16         2.59       188,688.72      602       80.18      8.569
AZ                                    88       18,657,941.35         2.13       212,022.06      610       81.25      8.483
IL                                    81       15,292,621.52         1.75       188,797.80      617       80.99      8.693
CT                                    64       15,137,876.04         1.73       236,529.31      610       79.66      8.528
NV                                    48       14,762,528.93         1.69       307,552.69      610       81.54      8.402
MN                                    54       11,821,587.24         1.35       218,918.28      623       82.10      8.175
TX                                    69       11,601,084.55         1.33       168,131.66      609       80.00      8.274
WA                                    45       11,240,882.75         1.28       249,797.39      609       81.15      8.136
Other                                526       91,237,649.42        10.42       173,455.61      599       79.27      8.830
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                                       42
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2nd Home                              41     $ 10,339,145.65         1.18%     $252,174.28      621       74.88%     8.506%
Non-Owner Occupied                   253       50,941,982.08         5.82       201,351.71      592       77.15      9.580
Owner Occupied                     2,983      813,964,866.82        93.00       272,867.87      608       79.06      8.439
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Single Family                      2,671     $695,627,761.67        79.48%     $260,437.20      606       78.81%     8.470%
Multi Family                         413      136,743,006.49        15.62       331,096.87      607       79.06      8.737
Condo                                193       42,875,226.39         4.90       222,151.43      625       79.77      8.355
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Cash Out                           1,831     $504,825,962.84        57.68%     $275,710.52      594       77.18%    8.688%
Purchase                           1,406      360,527,568.03        41.19       256,420.75      626       81.30     8.246
Refinance                             40        9,892,463.68         1.13       247,311.59      598       79.28     8.736
                                   -----     ---------------       ------      -----------      ---       -----     -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%    8.506%
                                   =====     ===============       ======      ===========      ===       =====     =====

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Easy                                  33     $ 10,156,034.03         1.16%     $307,758.61      592       83.08%     8.448%
Full                               1,794      470,619,292.12        53.77       262,329.59      608       80.38      8.040
Stated                             1,450      394,470,668.40        45.07       272,048.74      606       77.02      9.064
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                                       43
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED    ORIGINAL  WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

476--500                               3     $    720,676.12         0.08%     $240,225.37      500       76.60%    10.985%
501--525                             196       44,633,496.29         5.10       227,721.92      514       71.28     10.304
526--550                             353       77,378,340.71         8.84       219,202.10      538       73.02      9.727
551--575                             441      106,928,522.35        12.22       242,468.30      562       76.14      9.150
576--600                             531      126,876,806.29        14.50       238,939.37      588       80.11      8.569
601--625                             662      179,036,856.69        20.46       270,448.42      613       81.72      8.202
626--650                             585      174,902,648.25        19.98       298,978.89      638       80.23      8.024
651--675                             353      111,637,567.36        12.75       316,253.73      661       79.94      7.923
676--700                             153       53,131,080.49         6.07       347,261.96      686       80.42      7.581
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====     ======

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS    PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0                                  1,395     $381,940,910.96        43.64%     $273,792.77      602       78.23%     8.781%
12                                   133       43,761,490.44         5.00       329,033.76      608       78.03      8.611
24                                 1,621      413,859,479.64        47.28       255,311.22      611       79.51      8.322
30                                     1          157,274.11         0.02       157,274.11      624       80.00      7.900
36                                   127       35,526,839.40         4.06       279,738.89      622       80.04      7.573
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
INITIAL CAP (%)                    LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1.500                              3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                                       44
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PERIODIC CAP (%)                  LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1.500                              3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ARM MARGIN (%)                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

3.001--4.000                          28     $ 12,208,730.64         1.39%     $436,026.09      644       77.56%     6.185%
4.001--5.000                         298       98,527,242.47        11.26       330,628.33      641       78.27      7.039
5.001--6.000                         854      247,124,245.80        28.23       289,372.65      618       80.04      7.959
6.001--7.000                       2,097      517,385,775.64        59.11       246,726.65      595       78.50      9.102
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====      =====

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

11.001--11.500                         1     $    140,474.98         0.02%     $140,474.98      607       80.00%     7.350%
11.501--12.000                         7        3,963,071.99         0.45       566,153.14      646       74.10      5.916
12.001--12.500                        41       15,667,947.88         1.79       382,145.07      646       79.44      6.312
12.501--13.000                       170       56,328,203.50         6.44       331,342.37      647       78.21      6.844
13.001--13.500                       308      101,199,164.17        11.56       328,568.71      633       79.07      7.307
13.501--14.000                       562      171,686,939.71        19.62       305,492.78      622       80.88      7.808
14.001--14.500                       469      130,149,229.07        14.87       277,503.69      613       80.42      8.289
14.501--15.000                       549      147,868,257.86        16.89       269,341.09      608       79.73      8.790
15.001--15.500                       368       90,399,823.08        10.33       245,651.69      594       79.94      9.268
15.501--16.000                       339       78,963,682.12         9.02       232,931.22      569       78.97      9.776
16.001--16.500                       140       24,864,630.34         2.84       177,604.50      551       75.50     10.251
16.501--17.000                       144       24,055,823.07         2.75       167,054.33      544       69.45     10.796
17.001--17.500                        77       11,585,901.51         1.32       150,466.25      541       68.64     11.270
17.501--18.000                        54       10,100,519.94         1.15       187,046.67      541       62.85     11.801
18.001--18.500                        33        4,982,409.87         0.57       150,982.12      551       61.78     12.297
18.501--19.000                        12        2,880,081.57         0.33       240,006.80      541       63.90     12.747
19.001--19.500                         2          184,921.16         0.02        92,460.58      534       49.13     13.338
19.501--20.000                         1          224,912.73         0.03       224,912.73      525       63.56     13.750
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             3,277     $875,245,994.55       100.00%     $267,087.58      607       78.90%     8.506%
                                   =====     ===============       ======      ===========      ===       =====     ======

                                       45
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)         LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

5.501--6.000                           7    $  3,963,071.99        0.45%     $566,153.14      646      74.10%      5.916%
6.001--6.500                          41      15,667,947.88        1.79       382,145.07      646      79.44       6.312
6.501--7.000                         171      56,620,202.67        6.47       331,112.30      646      78.22       6.845
7.001--7.500                         311     101,996,640.83       11.65       327,963.48      633      79.09       7.310
7.501--8.000                         561     171,774,162.28       19.63       306,192.80      622      80.87       7.811
8.001--8.500                         469     129,377,005.65       14.78       275,857.15      613      80.42       8.292
8.501--9.000                         547     147,604,257.86       16.86       269,843.25      608      79.73       8.791
9.001--9.500                         368      90,399,823.08       10.33       245,651.69      594      79.94       9.268
9.501--10.000                        339      78,963,682.12        9.02       232,931.22      569      78.97       9.776
10.001--10.500                       140      24,864,630.34        2.84       177,604.50      551      75.50      10.251
10.501--11.000                       144      24,055,823.07        2.75       167,054.33      544      69.45      10.796
11.001--11.500                        77      11,585,901.51        1.32       150,466.25      541      68.64      11.270
11.501--12.000                        54      10,100,519.94        1.15       187,046.67      541      62.85      11.801
12.001--12.500                        33       4,982,409.87        0.57       150,982.12      551      61.78      12.297
12.501--13.000                        12       2,880,081.57        0.33       240,006.80      541      63.90      12.747
13.001--13.500                         2         184,921.16        0.02        92,460.58      534      49.13      13.338
13.501--14.000                         1         224,912.73        0.03       224,912.73      525      63.56      13.750
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             3,277    $875,245,994.55      100.00%     $267,087.58      607      78.90%      8.506%
                                   =====    ===============      ======      ===========      ===      =====      ======

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE            MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                   LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

2/1/2008                               1    $    230,042.35        0.03%     $230,042.35      604      80.00%     8.950%
3/1/2008                               4       1,562,215.77        0.18       390,553.94      643      80.00      7.937
4/1/2008                              27       9,066,475.79        1.04       335,795.40      647      80.69      7.941
5/1/2008                              59      18,043,736.76        2.06       305,826.05      618      80.20      7.828
6/1/2008                             308      83,014,315.28        9.48       269,527.00      615      80.17      8.143
7/1/2008                             828     221,308,944.58       25.29       267,281.33      607      78.85      8.530
8/1/2008                           1,226     334,544,708.77       38.22       272,874.97      602      78.65      8.670
9/1/2008                             714     176,003,898.00       20.11       246,504.06      607      78.72      8.550
4/1/2009                               1         158,474.34        0.02       158,474.34      608      80.00      6.400
7/1/2009                              16       4,424,377.66        0.51       276,523.60      626      78.92      8.305
8/1/2009                              42      11,684,389.19        1.33       278,199.74      624      81.12      8.010
9/1/2009                              32       9,086,933.00        1.04       283,966.66      633      79.29      7.430
6/1/2011                               1         799,435.62        0.09       799,435.62      543      55.17      8.700
7/1/2011                               5       1,668,804.46        0.19       333,760.89      609      77.06      8.000
8/1/2011                               6       1,968,450.98        0.22       328,075.16      623      75.75      8.063
9/1/2011                               7       1,680,792.00        0.19       240,113.14      597      64.78      7.903
                                   -----    ---------------      ------      -----------      ---      -----      -----
TOTAL:                             3,277    $875,245,994.55      100.00%     $267,087.58      607      78.90%     8.506%
                                   =====    ===============      ======      ===========      ===      =====      =====

                                       46
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                         LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

1st                                3,277    $875,245,994.55      100.00%     $267,087.58      607      78.90%     8.506%
                                   -----    ---------------      ------      -----------      ---      -----      -----
TOTAL:                             3,277    $875,245,994.55      100.00%     $267,087.58      607      78.90%     8.506%
                                   =====    ===============      ======      ===========      ===      =====      =====

                                       47
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                               COLLATERAL SUMMARY

   Statistics for the Mortgage Loans listed below are based on the Statistical
                        Cut-off Date scheduled balances.

SCHEDULED PRINICPAL BALANCE:                                     $106,558,854.42
NUMBER OF MORTGAGE LOANS:                                                    591
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $180,302.63
WEIGHTED AVERAGE GROSS COUPON:                                            8.533%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      618
WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                                   78.58%
WEIGHTED AVERAGE COMBINED LTV RATIO(1):                                   80.60%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS) :                                    359
SILENT SECONDS:                                                           10.94%

(1)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined ("CLTV") loan-to-value of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

                                       48
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Fixed                               505      $ 82,247,637.55        77.19%     $162,866.61      618       79.15%     8.708%
Fixed 40/30                          86        24,311,216.87        22.81       282,688.57      619       76.65      7.938
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                      WEIGHTED  ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE RATE      MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
(%)                                LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.501--6.000                          3      $  1,371,451.43         1.29%     $457,150.48      654       58.62%     5.992%
6.001--6.500                         16         5,932,664.07         5.57       370,791.50      641       70.95      6.351
6.501--7.000                         42        13,867,144.14        13.01       330,170.10      635       70.87      6.773
7.001--7.500                         49        13,580,334.05        12.74       277,149.67      630       75.43      7.329
7.501--8.000                         58        15,215,819.75        14.28       262,341.72      627       78.71      7.766
8.001--8.500                         49        11,662,330.55        10.94       238,006.75      613       79.40      8.298
8.501--9.000                         52        11,132,319.15        10.45       214,083.06      608       76.22      8.801
9.001--9.500                         31         5,633,742.52         5.29       181,733.63      595       71.41      9.311
9.501--10.000                        45         7,114,986.88         6.68       158,110.82      582       83.54      9.749
10.001--10.500                       49         5,460,532.40         5.12       111,439.44      602       86.09     10.253
10.501--11.000                       30         2,417,671.48         2.27        80,589.05      607       88.85     10.874
11.001--11.500                       86         7,235,671.75         6.79        84,135.72      621       92.17     11.291
11.501--12.000                       47         3,750,975.07         3.52        79,807.98      613       91.67     11.713
12.001--12.500                       21         1,325,896.17         1.24        63,137.91      609       87.04     12.237
12.501--13.000                       12           770,354.13         0.72        64,196.18      613       99.29     12.784
13.001--13.500                        1            86,960.88         0.08        86,960.88      611      100.00     13.175
                                    ---      ---------------       ------      -----------      ---      ------     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===      ======     ======

                                       49
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN BALANCE   MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
($)                               LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0.01--50,000.00                      83      $  2,868,907.79         2.69%     $ 34,565.15      633       96.45%    11.297%
50,000.01--100,000.00               134         9,861,795.91         9.25        73,595.49      626       89.28     10.583
100,000.01--150,000.00              112        13,850,628.73        13.00       123,666.33      615       81.07      9.398
150,000.01--200,000.00               92        16,311,230.53        15.31       177,295.98      612       73.67      8.649
200,000.01--250,000.00               42         9,506,631.46         8.92       226,348.37      603       73.16      8.413
250,000.01--300,000.00               35         9,640,004.12         9.05       275,428.69      617       74.27      7.949
300,000.01--350,000.00               18         5,767,712.61         5.41       320,428.48      598       77.55      8.325
350,000.01--400,000.00               19         7,178,064.06         6.74       377,792.85      630       79.29      7.633
400,000.01--450,000.00               14         6,027,045.56         5.66       430,503.25      622       77.54      8.110
450,000.01--500,000.00               10         4,784,252.75         4.49       478,425.28      631       78.47      7.532
500,000.01--550,000.00               10         5,267,852.28         4.94       526,785.23      622       75.48      7.608
550,000.01--600,000.00                5         2,915,067.99         2.74       583,013.60      650       73.18      7.381
600,000.01--650,000.00                4         2,519,759.60         2.36       629,939.90      589       81.71      8.190
650,000.01--700,000.00                3         2,025,190.20         1.90       675,063.40      633       82.67      7.708
700,000.01--750,000.00                5         3,662,037.19         3.44       732,407.44      621       80.81      7.921
750,000.01--800,000.00                2         1,573,062.54         1.48       786,531.27      621       82.48      7.076
850,000.01--900,000.00                1           899,718.91         0.84       899,718.91      633       90.00      7.700
900,000.01--950,000.00                1           925,844.39         0.87       925,844.39      641       65.00      6.500
950,000.01--1,000,000.00              1           974,047.80         0.91       974,047.80      656       72.22      6.100
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                                       50
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0.01--50,000.00                      83      $  2,868,907.79         2.69%     $ 34,565.15      633       96.45%    11.297%
50,000.01--100,000.00               134         9,861,795.91         9.25        73,595.49      626       89.28     10.583
100,000.01--150,000.00              112        13,850,628.73        13.00       123,666.33      615       81.07      9.398
150,000.01--200,000.00               92        16,311,230.53        15.31       177,295.98      612       73.67      8.649
200,000.01--250,000.00               42         9,506,631.46         8.92       226,348.37      603       73.16      8.413
250,000.01--300,000.00               35         9,640,004.12         9.05       275,428.69      617       74.27      7.949
300,000.01--350,000.00               18         5,767,712.61         5.41       320,428.48      598       77.55      8.325
350,000.01--400,000.00               19         7,178,064.06         6.74       377,792.85      630       79.29      7.633
400,000.01--450,000.00               14         6,027,045.56         5.66       430,503.25      622       77.54      8.110
450,000.01--500,000.00               10         4,784,252.75         4.49       478,425.28      631       78.47      7.532
500,000.01--550,000.00               10         5,267,852.28         4.94       526,785.23      622       75.48      7.608
550,000.01--600,000.00                5         2,915,067.99         2.74       583,013.60      650       73.18      7.381
600,000.01--650,000.00                4         2,519,759.60         2.36       629,939.90      589       81.71      8.190
650,000.01--700,000.00                3         2,025,190.20         1.90       675,063.40      633       82.67      7.708
700,000.01--750,000.00                5         3,662,037.19         3.44       732,407.44      621       80.81      7.921
750,000.01--800,000.00                2         1,573,062.54         1.48       786,531.27      621       82.48      7.076
850,000.01--900,000.00                1           899,718.91         0.84       899,718.91      633       90.00      7.700
900,000.01--950,000.00                1           925,844.39         0.87       925,844.39      641       65.00      6.500
950,000.01--1,000,000.00              1           974,047.80         0.91       974,047.80      656       72.22      6.100
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

121--180                             15      $    555,308.85         0.52%     $ 37,020.59      626       87.36%    10.055%
181--240                              4           346,585.84         0.33        86,646.46      572       79.11      9.516
301--360                            572       105,656,959.73        99.15       184,714.96      619       78.53      8.521
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                                       51
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

121--180                             15      $    555,308.85         0.52%     $ 37,020.59      626       87.36%    10.055%
181--240                              4           346,585.84         0.33        86,646.46      572       79.11      9.516
301--360                            572       105,656,959.73        99.15       184,714.96      619       78.53      8.521
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

25.01--30.00                          4      $    789,652.00         0.74%     $197,413.00      571       28.69%     9.492%
30.01--35.00                          5           584,508.23         0.55       116,901.65      594       32.54      8.592
35.01--40.00                          3           464,787.21         0.44       154,929.07      627       39.30      7.681
40.01--45.00                          7         1,285,323.83         1.21       183,617.69      601       42.43      8.332
45.01--50.00                         13         2,807,360.69         2.63       215,950.82      612       47.19      7.913
50.01--55.00                         11         2,248,098.56         2.11       204,372.60      624       53.06      7.693
55.01--60.00                         20         3,181,059.26         2.99       159,052.96      587       58.07      8.515
60.01--65.00                         33         8,039,243.76         7.54       243,613.45      610       63.38      7.686
65.01--70.00                         32         8,662,544.11         8.13       270,704.50      628       68.41      7.713
70.01--75.00                         35         8,053,548.19         7.56       230,101.38      619       73.77      8.110
75.01--80.00                        108        28,317,898.34        26.57       262,202.76      614       79.44      8.004
80.01--85.00                         46        11,262,124.69        10.57       244,828.80      612       84.32      8.306
85.01--90.00                         59        14,377,898.01        13.49       243,693.19      618       89.69      8.493
90.01--95.00                         16         2,007,478.36         1.88       125,467.40      620       94.71      9.000
95.01--100.00                       199        14,477,329.18        13.59        72,750.40      643       99.99     11.157
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                                       52
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

25.01--30.00                          4      $    789,652.00         0.74%     $197,413.00      571       28.69%     9.492%
30.01--35.00                          5           584,508.23         0.55       116,901.65      594       32.54      8.592
35.01--40.00                          3           464,787.21         0.44       154,929.07      627       39.30      7.681
40.01--45.00                          7         1,285,323.83         1.21       183,617.69      601       42.43      8.332
45.01--50.00                         13         2,807,360.69         2.63       215,950.82      612       47.19      7.913
50.01--55.00                         11         2,248,098.56         2.11       204,372.60      624       53.06      7.693
55.01--60.00                         20         3,181,059.26         2.99       159,052.96      587       58.07      8.515
60.01--65.00                         33         8,039,243.76         7.54       243,613.45      610       63.38      7.686
65.01--70.00                         32         8,662,544.11         8.13       270,704.50      628       68.41      7.713
70.01--75.00                         35         8,053,548.19         7.56       230,101.38      619       73.77      8.110
75.01--80.00                         68        18,446,038.92        17.31       271,265.28      599       79.14      8.250
80.01--85.00                         44        10,634,950.89         9.98       241,703.43      610       84.45      8.284
85.01--90.00                         50        13,223,516.99        12.41       264,470.34      617       89.66      8.444
90.01--95.00                         20         2,830,630.04         2.66       141,531.50      634       92.17      8.683
95.01--100.00                       246        25,307,591.74        23.75       102,876.39      641       91.75      9.696
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

NY                                   72      $ 20,845,347.76        19.56%     $289,518.72      625       79.10%     8.320%
CA                                   88        18,944,669.31        17.78       215,280.33      626       76.73      8.112
FL                                   96        15,269,371.13        14.33       159,055.95      611       73.33      8.585
MD                                   40         7,143,511.08         6.70       178,587.78      591       80.42      9.249
NJ                                   27         5,691,315.10         5.34       210,789.45      626       82.03      8.535
TX                                   32         4,997,932.65         4.69       156,185.40      613       81.71      8.493
GA                                   33         4,387,332.18         4.12       132,949.46      618       88.08      8.852
MA                                   21         4,006,486.39         3.76       190,785.07      607       73.88      8.960
HI                                   10         3,324,062.81         3.12       332,406.28      648       79.91      7.309
VA                                   14         2,340,335.79         2.20       167,166.84      603       81.01      8.610
CT                                   12         1,619,600.65         1.52       134,966.72      629       81.19      9.091
AZ                                   13         1,501,085.92         1.41       115,468.15      618       76.20      9.079
PA                                   11         1,479,421.27         1.39       134,492.84      611       81.93      8.502
DC                                    8         1,450,063.08         1.36       181,257.89      572       62.63      9.582
NC                                   10         1,415,717.95         1.33       141,571.80      613       81.80      8.867
Other                               104        12,142,601.35        11.40       116,755.78      623       81.56      8.840
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                                       53
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO      COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2nd Home                              3      $  1,082,242.02         1.02%     $360,747.34      639       85.02%     8.147%
Non-Owner Occupied                   29         5,808,687.61         5.45       200,299.57      630       75.00      9.158
Owner Occupied                      559        99,667,924.79        93.53       178,296.82      617       78.72      8.500
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS    PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Single Family                       474      $ 81,902,899.10        76.86%     $172,790.93      616       78.85%     8.490%
Multi Family                         88        21,060,103.32        19.76       239,319.36      626       76.66      8.620
Condo                                29         3,595,852.00         3.37       123,994.90      630       83.70      8.987
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Cash Out                            335      $ 76,843,194.64        72.11%     $229,382.67      613       74.66%     8.157%
Purchase                            244        27,555,120.56        25.86       112,930.82      633       89.47      9.605
Refinance                            12         2,160,539.22         2.03       180,044.94      606       79.12      8.197
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Easy                                  5      $  2,254,017.95         2.12%     $450,803.59      596       74.98%     7.896%
Full                                394        73,091,976.44        68.59       185,512.63      618       79.03      8.176
Stated                              192        31,212,860.03        29.29       162,566.98      622       77.79      9.414
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====      =====

                                       54
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CREDIT SCORE RANGE                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

501--525                             18      $  2,637,960.96         2.48%     $146,553.39      516       66.86%    10.386%
526--550                             22         5,143,834.82         4.83       233,810.67      542       74.40      9.872
551--575                             44         8,524,692.43         8.00       193,743.01      560       75.64      9.126
576--600                             52         9,837,310.22         9.23       189,179.04      589       76.14      9.089
601--625                            142        27,081,817.68        25.41       190,717.03      613       77.35      8.238
626--650                            186        32,991,091.95        30.96       177,371.46      638       80.67      8.162
651--675                            110        16,024,789.27        15.04       145,679.90      659       81.48      8.676
676--700                             17         4,317,357.09         4.05       253,962.18      686       83.14      7.516
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
(MONTHS)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0                                   207      $ 29,247,627.00        27.45%     $141,292.88      610       82.30%     9.164%
12                                   67        21,149,974.07        19.85       315,671.25      623       78.52      8.283
24                                   88         7,897,889.86         7.41        89,748.75      625       89.06     10.235
30                                    1           167,000.00         0.16       167,000.00      655       74.22      7.650
36                                  228        48,096,363.49        45.14       210,948.96      620       74.65      7.982
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1st                                 382      $ 92,084,320.25        86.42%     $241,058.43      615       75.28%     8.099%
2nd                                 209        14,474,534.17        13.58        69,256.14      642       99.56     11.287
                                    ---      ---------------       ------      -----------      ---       -----     ------
TOTAL:                              591      $106,558,854.42       100.00%     $180,302.63      618       78.58%     8.533%
                                    ===      ===============       ======      ===========      ===       =====     ======

                                       55
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                               COLLATERAL SUMMARY

   Statistics for the Mortgage Loans listed below are based on the Statistical
                        Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                     $418,799,587.72
NUMBER OF MORTGAGE LOANS:                                                  1,370
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $305,693.13
WEIGHTED AVERAGE GROSS COUPON:                                            8.345%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      613
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.82%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   86.98%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.153%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                       0.00%
SILENT SECONDS:                                                           33.75%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

                                        56
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS        BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

2YR-ARM 40/30                      1,241    $381,554,118.66       91.11%     $307,456.99      613      81.14%     8.375%
3YR-ARM 40/30                         35       9,768,328.33        2.33       279,095.10      632      82.58      8.196
5YR-ARM 40/30                          8       3,165,923.86        0.76       395,740.48      583      69.05      8.315
Fixed 40/30                           86      24,311,216.87        5.80       282,688.57      619      76.65      7.938
                                   -----    ---------------      ------      -----------      ---      -----      -----
TOTAL:                             1,370    $418,799,587.72      100.00%     $305,693.13      613      80.82%     8.345%
                                   =====    ===============      ======      ===========      ===      =====      =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS        BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

5.501--6.000                           3    $  1,783,666.92        0.43%     $594,555.64      664      75.55%      5.876%
6.001--6.500                          19       8,297,440.96        1.98       436,707.42      645      77.92       6.300
6.501--7.000                          79      28,419,424.32        6.79       359,739.55      650      78.31       6.840
7.001--7.500                         137      47,888,137.63       11.43       349,548.45      634      78.51       7.315
7.501--8.000                         256      84,896,786.82       20.27       331,628.07      623      81.98       7.802
8.001--8.500                         229      72,938,788.12       17.42       318,509.99      614      81.76       8.283
8.501--9.000                         274      81,176,289.92       19.38       296,263.83      608      81.63       8.798
9.001--9.500                         165      45,323,900.30       10.82       274,690.30      594      81.84       9.250
9.501--10.000                        122      30,639,579.57        7.32       251,144.09      580      82.25       9.771
10.001--10.500                        38       7,296,100.13        1.74       192,002.64      572      78.30      10.213
10.501--11.000                        28       5,894,023.16        1.41       210,500.83      551      73.07      10.802
11.001--11.500                        11       2,127,724.03        0.51       193,429.46      536      72.79      11.296
11.501--12.000                         6       1,090,791.40        0.26       181,798.57      551      69.90      11.670
12.001--12.500                         1         285,958.30        0.07       285,958.30      523      65.00      12.500
12.501--13.000                         2         740,976.14        0.18       370,488.07      510      65.00      12.776
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             1,370    $418,799,587.72      100.00%     $305,693.13      613      80.82%      8.345%
                                   =====    ===============      ======      ===========      ===      =====      ======

                                        57
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE      PRINCIPAL      OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS        BALANCE          BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -------------   --------   --------   --------

50,000.01--100,000.00                 58    $  4,895,021.57        1.17%     $   84,396.92      600      79.73%     9.268%
100,000.01--150,000.00               155      19,415,755.04        4.64         125,262.94      605      79.71      8.703
150,000.01--200,000.00               229      40,630,829.73        9.70         177,427.20      602      77.99      8.637
200,000.01--250,000.00               197      44,434,940.93       10.61         225,558.08      603      79.49      8.600
250,000.01--300,000.00               147      40,390,703.83        9.64         274,766.69      613      80.67      8.479
300,000.01--350,000.00               145      46,719,418.18       11.16         322,202.88      611      81.76      8.399
350,000.01--400,000.00               110      41,454,433.58        9.90         376,858.49      617      81.04      8.283
400,000.01--450,000.00               101      43,170,644.72       10.31         427,432.13      612      81.91      8.233
450,000.01--500,000.00                67      32,005,238.83        7.64         477,690.13      619      81.82      8.262
500,000.01--550,000.00                41      21,463,741.43        5.13         523,505.89      627      82.23      8.170
550,000.01--600,000.00                29      16,676,172.15        3.98         575,040.42      611      83.53      8.236
600,000.01--650,000.00                30      18,776,090.40        4.48         625,869.68      620      83.81      8.248
650,000.01--700,000.00                19      12,822,076.32        3.06         674,846.12      611      85.80      8.025
700,000.01--750,000.00                 9       6,521,011.26        1.56         724,556.81      617      80.31      8.021
750,000.01--800,000.00                17      13,340,572.48        3.19         784,739.56      624      80.90      7.998
800,000.01--850,000.00                 3       2,493,155.47        0.60         831,051.82      615      80.71      7.617
850,000.01--900,000.00                 4       3,532,810.36        0.84         883,202.59      613      77.66      8.046
900,000.01--950,000.00                 2       1,832,857.12        0.44         916,428.56      627      59.70      7.341
950,000.01--1,000,000.00               3       2,927,711.55        0.70         975,903.85      663      79.73      7.166
1,000,000.01 >=                        4       5,296,402.77        1.26       1,324,100.69      660      68.28      7.167
                                   -----    ---------------      ------      -------------      ---      -----      -----
TOTAL:                             1,370    $418,799,587.72      100.00%     $  305,693.13      613      80.82%     8.345%
                                   =====    ===============      ======      =============      ===      =====      =====

                                        58
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -------------   --------   --------   --------

50,000.01--100,000.00                 58     $  4,895,021.57         1.17%     $   84,396.92      600       79.73%    9.268%
100,000.01--150,000.00               155       19,415,755.04         4.64         125,262.94      605       79.71     8.703
150,000.01--200,000.00               229       40,630,829.73         9.70         177,427.20      602       77.99     8.637
200,000.01--250,000.00               197       44,434,940.93        10.61         225,558.08      603       79.49     8.600
250,000.01--300,000.00               148       40,690,643.55         9.72         274,936.78      612       80.66     8.484
300,000.01--350,000.00               144       46,419,478.46        11.08         322,357.49      611       81.78     8.394
350,000.01--400,000.00               110       41,454,433.58         9.90         376,858.49      617       81.04     8.283
400,000.01--450,000.00               101       43,170,644.72        10.31         427,432.13      612       81.91     8.233
450,000.01--500,000.00                67       32,005,238.83         7.64         477,690.13      619       81.82     8.262
500,000.01--550,000.00                41       21,463,741.43         5.13         523,505.89      627       82.23     8.170
550,000.01--600,000.00                29       16,676,172.15         3.98         575,040.42      611       83.53     8.236
600,000.01--650,000.00                30       18,776,090.40         4.48         625,869.68      620       83.81     8.248
650,000.01--700,000.00                19       12,822,076.32         3.06         674,846.12      611       85.80     8.025
700,000.01--750,000.00                 9        6,521,011.26         1.56         724,556.81      617       80.31     8.021
750,000.01--800,000.00                17       13,340,572.48         3.19         784,739.56      624       80.90     7.998
800,000.01--850,000.00                 3        2,493,155.47         0.60         831,051.82      615       80.71     7.617
850,000.01--900,000.00                 4        3,532,810.36         0.84         883,202.59      613       77.66     8.046
900,000.01--950,000.00                 2        1,832,857.12         0.44         916,428.56      627       59.70     7.341
950,000.01--1,000,000.00               3        2,927,711.55         0.70         975,903.85      663       79.73     7.166
1,000,000.01 >=                        4        5,296,402.77         1.26       1,324,100.69      660       68.28     7.167
                                   -----     ---------------       ------      -------------      ---       -----     -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $  305,693.13      613       80.82%    8.345%
                                   =====     ===============       ======      =============      ===       =====     =====

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

301--360                           1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%    8.345%
                                   -----     ---------------       ------      -----------      ---       -----     -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%    8.345%
                                   =====     ===============       ======      ===========      ===       =====     =====

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

301--360                           1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%    8.345%
                                   -----     ---------------       ------      -----------      ---       -----     -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%    8.345%
                                   =====     ===============       ======      ===========      ===       =====     =====

                                       59
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

25.01--30.00                           1     $    434,915.03         0.10%     $434,915.03      576       29.86%     9.300%
30.01--35.00                           1          234,898.92         0.06       234,898.92      560       34.81      8.990
35.01--40.00                           2          365,912.37         0.09       182,956.19      621       36.65      8.628
40.01--45.00                           2          444,838.13         0.11       222,419.07      592       40.83      7.170
45.01--50.00                           5          851,120.82         0.20       170,224.16      621       47.31      7.964
50.01--55.00                          18        4,445,742.22         1.06       246,985.68      592       53.25      8.462
55.01--60.00                          20        5,204,039.38         1.24       260,201.97      571       57.70      8.780
60.01--65.00                          59       18,200,313.14         4.35       308,479.88      593       63.55      8.438
65.01--70.00                          85       25,384,681.07         6.06       298,643.31      601       69.01      8.555
70.01--75.00                          96       28,189,346.12         6.73       293,639.02      590       73.95      8.620
75.01--80.00                         559      167,611,455.16        40.02       299,841.60      625       79.85      8.122
80.01--85.00                         169       51,095,844.57        12.20       302,342.28      605       84.48      8.278
85.01--90.00                         313      103,976,646.55        24.83       332,193.76      615       89.76      8.551
90.01--95.00                          26        8,774,552.43         2.10       337,482.79      604       94.71      8.286
95.01--100.00                         14        3,585,281.81         0.86       256,091.56      611      100.00      9.032
                                   -----     ---------------       ------      -----------      ---      ------      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===      ======      =====

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

25.01--30.00                           1     $    434,915.03         0.10%     $434,915.03      576      29.86%     9.300%
30.01--35.00                           1          234,898.92         0.06       234,898.92      560      34.81      8.990
35.01--40.00                           2          365,912.37         0.09       182,956.19      621      36.65      8.628
40.01--45.00                           2          444,838.13         0.11       222,419.07      592      40.83      7.170
45.01--50.00                           5          851,120.82         0.20       170,224.16      621      47.31      7.964
50.01--55.00                          18        4,445,742.22         1.06       246,985.68      592      53.25      8.462
55.01--60.00                          20        5,204,039.38         1.24       260,201.97      571      57.70      8.780
60.01--65.00                          57       17,982,563.14         4.29       315,483.56      592      63.53      8.445
65.01--70.00                          79       22,385,559.69         5.35       283,361.52      595      68.90      8.650
70.01--75.00                          89       26,887,101.37         6.42       302,102.26      590      73.94      8.602
75.01--80.00                         169       51,596,780.39        12.32       305,306.39      589      79.49      8.477
80.01--85.00                         150       46,530,352.13        11.11       310,202.35      605      84.40      8.246
85.01--90.00                         266       91,191,194.99        21.77       342,824.04      615      89.33      8.504
90.01--95.00                          54       20,119,766.20         4.80       372,588.26      615      89.55      8.340
95.01--100.00                        457      130,124,802.94        31.07       284,736.99      637      81.21      8.077
                                   -----     ---------------       ------      -----------      ---      -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613      80.82%     8.345%
                                   =====     ===============       ======      ===========      ===      =====      =====

                                       60
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

CA                                   298     $124,477,347.22        29.72%     $417,709.22      616      79.11%     8.088%
FL                                   244       58,257,369.94        13.91       238,759.71      614      80.88      8.539
NY                                   134       58,005,366.17        13.85       432,875.87      615      80.51      8.163
MD                                    97       26,877,658.68         6.42       277,089.26      594      80.17      8.714
NJ                                    80       25,990,638.18         6.21       324,882.98      617      81.86      8.755
MA                                    64       20,065,658.66         4.79       313,525.92      610      81.00      8.615
VA                                    50       13,441,040.30         3.21       268,820.81      620      82.18      8.274
AZ                                    46       10,342,487.71         2.47       224,836.69      613      82.41      8.499
GA                                    45        9,116,406.55         2.18       202,586.81      599      85.70      8.447
NV                                    28        8,911,823.81         2.13       318,279.42      609      83.01      8.426
HI                                    17        7,264,507.56         1.73       427,323.97      611      80.99      8.308
IL                                    32        6,804,119.83         1.62       212,628.74      623      83.41      8.752
MN                                    26        5,683,011.55         1.36       218,577.37      623      84.27      8.133
CT                                    20        5,169,056.32         1.23       258,452.82      624      83.48      8.201
WA                                    20        4,576,602.17         1.09       228,830.11      594      81.77      8.326
Other                                169       33,816,493.07         8.07       200,097.59      613      82.53      8.414
                                   -----     ---------------       ------      -----------      ---      -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613      80.82%     8.345%
                                   =====     ===============       ======      ===========      ===      =====      =====

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2nd Home                              19     $  5,986,020.95         1.43%     $315,053.73      645      82.41%     7.887%
Non-Owner Occupied                    82       19,783,388.00         4.72       241,260.83      609      78.67      9.132
Owner Occupied                     1,269      393,030,178.77        93.85       309,716.45      613      80.90      8.312
                                   -----     ---------------       ------      -----------      ---      -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613      80.82%     8.345%
                                   =====     ===============       ======      ===========      ===      =====      =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Single Family                      1,106     $326,793,323.97        78.03%     $295,473.17      611      80.84%     8.346%
Multi Family                         183       72,202,047.79        17.24       394,546.71      619      80.46      8.397
Condo                                 81       19,804,215.96         4.73       244,496.49      636      81.81      8.132
                                   -----     ---------------       ------      -----------      ---      -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613      80.82%     8.345%
                                   =====     ===============       ======      ===========      ===      =====      =====

                                       61
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Cash Out                             834     $264,437,515.75        63.14%     $317,071.36      603       79.83%     8.398%
Purchase                             518      149,496,153.08        35.70       288,602.61      631       82.49      8.247
Refinance                             18        4,865,918.89         1.16       270,328.83      601       82.94      8.449
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===       =====      =====

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Easy                                 13      $  3,653,670.73         0.87%     $281,051.59      585       85.97%     8.556%
Full                                737       219,869,949.29        52.50       298,331.00      609       82.25      7.987
Stated                              620       195,275,967.70        46.63       314,961.24      619       79.11      8.744
                                  -----      ---------------       ------      -----------      ---       -----      -----
TOTAL:                            1,370      $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                  =====      ===============       ======      ===========      ===       =====      =====

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS    PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

476--500                               1     $    175,942.67         0.04%     $175,942.67      500       80.00%    11.250%
501--525                              38       11,437,325.65         2.73       300,982.25      515       73.88     10.064
526--550                              76       21,100,666.76         5.04       277,640.35      538       76.13      9.181
551--575                             210       60,480,993.01        14.44       288,004.73      561       79.33      8.815
576--600                             233       63,705,424.41        15.21       273,413.84      588       81.78      8.525
601--625                             291       83,941,480.58        20.04       288,458.70      613       83.02      8.321
626--650                             264       83,971,511.65        20.05       318,073.91      638       80.63      8.051
651--675                             169       57,459,701.40        13.72       339,998.23      661       81.33      7.963
676--700                              88       36,526,541.59         8.72       415,074.34      687       81.05      7.547
                                   -----     ---------------       ------      -----------      ---       -----     ------
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===       =====     ======

                                       62
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0                                    509     $158,941,892.91        37.95%     $312,263.05      610       81.67%     8.564%
12                                    71       26,636,264.52         6.36       375,158.66      618       77.24      8.488
24                                   694      207,131,058.70        49.46       298,459.74      614       80.87      8.219
36                                    96       26,090,371.59         6.23       271,774.70      616       78.88      7.855
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===       =====      =====

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
INITIAL CAP (%)                    LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Fixed                                 86     $ 24,311,216.87         5.80%     $282,688.57      619       76.65%     7.938%
1.500                              1,284      394,488,370.85        94.20       307,233.93      613       81.07      8.370
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===       =====      =====

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PERIODIC CAP (%)                   LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Fixed                                 86     $ 24,311,216.87         5.80%     $282,688.57      619       76.65%     7.938%
1.500                              1,284      394,488,370.85        94.20       307,233.93      613       81.07      8.370
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===       =====      =====

                                       63
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ARM MARGIN (%)                     LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Fixed                                 86     $ 24,311,216.87         5.80%     $282,688.57      619       76.65%     7.938%
3.001--4.000                          11        4,791,628.80         1.14       435,602.62      645       76.00      6.077
4.001--5.000                         109       40,569,842.48         9.69       372,200.39      645       77.88      7.018
5.001--6.000                         364      115,172,051.33        27.50       316,406.73      618       81.17      7.965
6.001--7.000                         800      233,954,848.24        55.86       292,443.56      604       81.68      8.850
                                   -----     ---------------       ------      -----------      ---       -----      -----
TOTAL:                             1,370     $418,799,587.72       100.00%     $305,693.13      613       80.82%     8.345%
                                   =====     ===============       ======      ===========      ===       =====      =====

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Fixed                                 86     $ 24,311,216.87          5.80%    $282,688.57      619       76.65%     7.938%
11.501--12.000                         3        1,783,666.92          0.43      594,555.64      664       75.55      5.876
12.001--12.500                        16        6,254,596.57          1.49      390,912.29      644       78.30      6.235
12.501--13.000                        66       24,870,176.65          5.94      376,820.86      652       79.72      6.840
13.001--13.500                       123       42,980,441.50         10.26      349,434.48      634       78.61      7.313
13.501--14.000                       244       80,911,960.33         19.32      331,606.39      623       82.06      7.804
14.001--14.500                       214       69,336,066.55         16.56      324,000.31      615       81.86      8.283
14.501--15.000                       266       79,282,294.89         18.93      298,053.74      608       81.65      8.800
15.001--15.500                       157       43,518,879.39         10.39      277,190.31      594       82.63      9.244
15.501--16.000                       115       29,013,691.28          6.93      252,292.97      580       82.11      9.774
16.001--16.500                        34        6,780,265.17          1.62      199,419.56      571       78.16     10.211
16.501--17.000                        27        5,627,057.76          1.34      208,409.55      551       72.98     10.810
17.001--17.500                        10        2,011,548.00          0.48      201,154.80      537       72.72     11.290
17.501--18.000                         6        1,090,791.40          0.26      181,798.57      551       69.90     11.670
18.001--18.500                         1          285,958.30          0.07      285,958.30      523       65.00     12.500
18.501--19.000                         2          740,976.14          0.18      370,488.07      510       65.00     12.776
                                   -----     ---------------        ------     -----------      ---       -----     ------
TOTAL:                             1,370     $418,799,587.72        100.00%    $305,693.13      613       80.82%     8.345%
                                   =====     ===============        ======     ===========      ===       =====     ======

                                       64
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)         LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

Fixed                                 86    $ 24,311,216.87        5.80%     $282,688.57      619      76.65%      7.938%
5.501--6.000                           3       1,783,666.92        0.43       594,555.64      664      75.55       5.876
6.001--6.500                          16       6,254,596.57        1.49       390,912.29      644      78.30       6.235
6.501--7.000                          66      24,870,176.65        5.94       376,820.86      652      79.72       6.840
7.001--7.500                         123      42,980,441.50       10.26       349,434.48      634      78.61       7.313
7.501--8.000                         245      81,175,383.75       19.38       331,328.10      623      82.06       7.804
8.001--8.500                         214      69,232,643.13       16.53       323,517.02      615      81.85       8.285
8.501--9.000                         265      79,122,294.89       18.89       298,574.70      608      81.66       8.801
9.001--9.500                         157      43,518,879.39       10.39       277,190.31      594      82.63       9.244
9.501--10.000                        115      29,013,691.28        6.93       252,292.97      580      82.11       9.774
10.001--10.500                        34       6,780,265.17        1.62       199,419.56      571      78.16      10.211
10.501--11.000                        27       5,627,057.76        1.34       208,409.55      551      72.98      10.810
11.001--11.500                        10       2,011,548.00        0.48       201,154.80      537      72.72      11.290
11.501--12.000                         6       1,090,791.40        0.26       181,798.57      551      69.90      11.670
12.001--12.500                         1         285,958.30        0.07       285,958.30      523      65.00      12.500
12.501--13.000                         2         740,976.14        0.18       370,488.07      510      65.00      12.776
                                   -----    ---------------      ------      -----------      ---      -----      ------
TOTAL:                             1,370    $418,799,587.72      100.00%     $305,693.13      613      80.82%      8.345%
                                   =====    ===============      ======      ===========      ===      =====      ======

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE            MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                   LOANS         BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

Fixed                                 86    $ 24,311,216.87        5.80%     $282,688.57      619      76.65%     7.938%
2/1/2008                               1         230,042.35        0.05       230,042.35      604      80.00      8.950
3/1/2008                               1         307,411.82        0.07       307,411.82      619      80.00      7.690
4/1/2008                              10       3,595,985.16        0.86       359,598.52      655      81.74      7.819
5/1/2008                              17       4,821,265.47        1.15       283,603.85      609      80.29      8.067
6/1/2008                             137      41,531,952.77        9.92       303,152.94      622      81.38      8.113
7/1/2008                             331      99,309,791.47       23.71       300,029.58      612      80.10      8.403
8/1/2008                             506     163,704,680.62       39.09       323,527.04      611      81.39      8.429
9/1/2008                             238      68,052,989.00       16.25       285,936.93      610      81.92      8.414
7/1/2009                              10       2,732,507.97        0.65       273,250.80      633      76.11      8.265
8/1/2009                              17       4,563,770.36        1.09       268,457.08      627      86.57      8.276
9/1/2009                               8       2,472,050.00        0.59       309,006.25      640      82.38      7.972
6/1/2011                               1         799,435.62        0.19       799,435.62      543      55.17      8.700
7/1/2011                               2         738,579.53        0.18       369,289.77      610      71.47      8.042
8/1/2011                               3         853,316.71        0.20       284,438.90      581      78.79      8.988
9/1/2011                               2         774,592.00        0.18       387,296.00      602      70.34      7.438
                                   -----    ---------------      ------      -----------      ---      -----      -----
TOTAL:                             1,370    $418,799,587.72      100.00%     $305,693.13      613      80.82%     8.345%
                                   =====    ===============      ======      ===========      ===      =====      =====

                                       65
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                                      WEIGHTED
                                                                                                      AVERAGE
                                  NUMBER                                                   WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                         PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE      PRINCIPAL      OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS        BALANCE          BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   ---------------   ------------   -----------   --------   --------   --------

1st                                1,370    $418,799,587.72     100.00%      $305,693.13      613      80.82%      8.345%
                                   -----    ---------------     ------       -----------      ---      -----       -----
TOTAL:                             1,370    $418,799,587.72     100.00%      $305,693.13      613      80.82%      8.345%
                                   =====    ===============     ======       ===========      ===      =====       =====

                                       66
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on the Statistical
                        Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                     $112,248,429.67
NUMBER OF MORTGAGE LOANS:                                                    337
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $333,081.39
WEIGHTED AVERAGE GROSS COUPON:                                            7.601%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      623
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   81.58%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   91.04%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         5.530%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                     100.00%
SILENT SECONDS:                                                           49.74%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

                                       67
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

2YR-ARM 5YR-IO                      306      $101,279,189.67        90.23%     $330,977.74      622       81.77%     7.659%
3YR-ARM 3YR-IO                       12         4,102,500.00         3.65       341,875.00      635       78.95      6.944
3YR-ARM 5YR-IO                       17         6,059,490.00         5.40       356,440.59      634       79.61      7.089
5YR-ARM 5YR-IO                        2           807,250.00         0.72       403,625.00      625       85.07      7.516
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.501--6.000                          3      $  1,930,220.00         1.72%     $643,406.67      624       74.06%     5.960%
6.001--6.500                         13         4,811,500.00         4.29       370,115.38      633       81.04      6.326
6.501--7.000                         48        15,203,892.89        13.54       316,747.77      634       78.08      6.844
7.001--7.500                         85        30,455,154.60        27.13       358,295.94      626       80.43      7.300
7.501--8.000                        102        36,153,082.66        32.21       354,441.99      620       82.30      7.803
8.001--8.500                         44        12,146,253.00        10.82       276,051.20      613       84.01      8.277
8.501--9.000                         32         8,513,990.20         7.58       266,062.19      616       85.02      8.693
9.001--9.500                          9         2,409,336.32         2.15       267,704.04      620       85.21      9.239
9.501--10.000                         1           625,000.00         0.56       625,000.00      601      100.00      9.600
                                    ---      ---------------       ------      -----------      ---      ------      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      ======      =====

                                       68
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -------------   --------   --------   --------

50,000.01--100,000.00                 9      $    781,026.60         0.70%     $   86,780.73     615        83.03%     8.243%
100,000.01--150,000.00               31         4,051,017.56         3.61         130,677.99     615        81.17      8.125
150,000.01--200,000.00               50         8,860,262.86         7.89         177,205.26     621        79.56      7.796
200,000.01--250,000.00               42         9,535,624.86         8.50         227,038.69     618        79.93      7.488
250,000.01--300,000.00               44        11,961,840.11        10.66         271,860.00     618        81.14      7.726
300,000.01--350,000.00               40        12,886,653.00        11.48         322,166.33     628        81.74      7.338
350,000.01--400,000.00               32        12,053,354.25        10.74         376,667.32     631        79.21      7.419
400,000.01--450,000.00               17         7,288,787.64         6.49         428,752.21     615        82.93      7.717
450,000.01--500,000.00               13         6,124,920.00         5.46         471,147.69     619        83.11      7.550
500,000.01--550,000.00               12         6,298,260.00         5.61         524,855.00     616        81.98      7.612
550,000.01--600,000.00               15         8,602,307.59         7.66         573,487.17     627        82.65      7.635
600,000.01--650,000.00                8         5,092,000.00         4.54         636,500.00     626        89.54      7.987
650,000.01--700,000.00                5         3,422,200.00         3.05         684,440.00     627        78.50      6.974
700,000.01--750,000.00                6         4,392,177.20         3.91         732,029.53     618        85.75      7.647
750,000.01--800,000.00                7         5,476,498.00         4.88         782,356.86     626        79.86      7.837
800,000.01--850,000.00                3         2,479,500.00         2.21         826,500.00     643        83.32      7.467
850,000.01--900,000.00                2         1,782,000.00         1.59         891,000.00     635        77.87      7.246
1,000,000.01 >=                       1         1,160,000.00         1.03       1,160,000.00     625        80.00      7.250
                                    ---      ---------------       ------      -------------     ---        -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $  333,081.39     623        81.58%     7.601%
                                    ===      ===============       ======      =============     ===        =====      =====

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -------------   --------   --------   --------

50,000.01--100,000.00                 9      $    781,026.60         0.70%     $   86,780.73      615       83.03%     8.243%
100,000.01--150,000.00               31         4,051,017.56         3.61         130,677.99      615       81.17      8.125
150,000.01--200,000.00               50         8,860,262.86         7.89         177,205.26      621       79.56      7.796
200,000.01--250,000.00               42         9,535,624.86         8.50         227,038.69      618       79.93      7.488
250,000.01--300,000.00               44        11,961,840.11        10.66         271,860.00      618       81.14      7.726
300,000.01--350,000.00               40        12,886,653.00        11.48         322,166.33      628       81.74      7.338
350,000.01--400,000.00               32        12,053,354.25        10.74         376,667.32      631       79.21      7.419
400,000.01--450,000.00               17         7,288,787.64         6.49         428,752.21      615       82.93      7.717
450,000.01--500,000.00               13         6,124,920.00         5.46         471,147.69      619       83.11      7.550
500,000.01--550,000.00               12         6,298,260.00         5.61         524,855.00      616       81.98      7.612
550,000.01--600,000.00               15         8,602,307.59         7.66         573,487.17      627       82.65      7.635
600,000.01--650,000.00                8         5,092,000.00         4.54         636,500.00      626       89.54      7.987
650,000.01--700,000.00                5         3,422,200.00         3.05         684,440.00      627       78.50      6.974
700,000.01--750,000.00                6         4,392,177.20         3.91         732,029.53      618       85.75      7.647
750,000.01--800,000.00                7         5,476,498.00         4.88         782,356.86      626       79.86      7.837
800,000.01--850,000.00                3         2,479,500.00         2.21         826,500.00      643       83.32      7.467
850,000.01--900,000.00                2         1,782,000.00         1.59         891,000.00      635       77.87      7.246
1,000,000.01 >=                       1         1,160,000.00         1.03       1,160,000.00      625       80.00      7.250
                                    ---      ---------------       ------      -------------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $  333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      =============      ===       =====      =====

                                       69
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

301--360                            337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

301--360                            337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

35.01--40.00                          1      $    200,000.00         0.18%     $200,000.00      625       38.46%    7.650%
40.01--45.00                          1           260,000.00         0.23       260,000.00      620       44.83     7.250
45.01--50.00                          3         1,220,000.00         1.09       406,666.67      636       47.58     7.319
55.01--60.00                          4         1,063,787.81         0.95       265,946.95      615       57.68     7.004
60.01--65.00                          6         1,627,747.08         1.45       271,291.18      637       63.99     7.494
65.01--70.00                          9         3,557,900.00         3.17       395,322.22      626       69.02     7.463
70.01--75.00                         11         4,169,950.00         3.71       379,086.36      613       73.13     7.021
75.01--80.00                        191        59,802,211.49        53.28       313,100.58      626       79.80     7.549
80.01--85.00                         39        12,416,728.30        11.06       318,377.65      617       84.46     7.501
85.01--90.00                         56        21,607,523.42        19.25       385,848.63      624       89.64     7.801
90.01--95.00                         12         4,613,700.00         4.11       384,475.00      608       94.32     7.942
95.01--100.00                         4         1,708,881.57         1.52       427,220.39      607      100.00     9.159
                                    ---      ---------------       ------      -----------      ---      ------     -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%    7.601%
                                    ===      ===============       ======      ===========      ===      ======     =====

                                       70
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

35.01--40.00                          1      $    200,000.00         0.18%     $200,000.00      625      38.46%     7.650%
40.01--45.00                          1           260,000.00         0.23       260,000.00      620      44.83      7.250
45.01--50.00                          3         1,220,000.00         1.09       406,666.67      636      47.58      7.319
55.01--60.00                          4         1,063,787.81         0.95       265,946.95      615      57.68      7.004
60.01--65.00                          6         1,627,747.08         1.45       271,291.18      637      63.99      7.494
65.01--70.00                          7         2,389,900.00         2.13       341,414.29      626      69.17      7.520
70.01--75.00                         10         3,369,950.00         3.00       336,995.00      617      72.73      6.896
75.01--80.00                         31        11,258,220.00        10.03       363,168.39      630      78.95      7.422
80.01--85.00                         31        10,499,465.30         9.35       338,692.43      619      83.73      7.489
85.01--90.00                         50        19,376,053.42        17.26       387,521.07      622      88.75      7.732
90.01--95.00                         17         6,596,200.00         5.88       388,011.76      608      90.08      7.800
95.01--100.00                       176        54,387,106.06        48.45       309,017.65      624      81.31      7.660
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

CA                                  130      $ 55,006,004.54        49.00%     $423,123.11      623      80.42%     7.438%
FL                                   40        10,523,660.38         9.38       263,091.51      623      81.65      7.755
MD                                   24         9,186,220.00         8.18       382,759.17      625      84.72      7.947
NY                                   16         5,943,700.00         5.30       371,481.25      629      81.74      7.693
VA                                   13         4,249,602.38         3.79       326,892.49      616      81.25      7.673
WA                                   12         4,006,665.94         3.57       333,888.83      623      84.77      7.272
AZ                                   17         3,537,147.00         3.15       208,067.47      620      83.50      7.773
MA                                    7         3,513,197.08         3.13       501,885.30      630      78.07      7.597
NJ                                    8         2,590,000.00         2.31       323,750.00      621      84.88      8.346
GA                                   13         2,196,168.00         1.96       168,936.00      609      81.78      8.123
HI                                    4         1,566,850.00         1.40       391,712.50      620      90.75      8.022
NV                                    7         1,530,150.00         1.36       218,592.86      636      81.90      7.464
MN                                    7         1,419,771.00         1.26       202,824.43      627      82.29      7.284
CT                                    4         1,005,200.00         0.90       251,300.00      631      83.26      7.460
DC                                    3           898,000.00         0.80       299,333.33      616      76.09      7.396
Other                                32         5,076,093.35         4.52       158,627.92      620      82.70      7.857
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                                       71
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Owner Occupied                      337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Single Family                       310      $102,292,140.67        91.13%     $329,974.65      623      81.55%     7.595%
Condo                                14         4,527,389.00         4.03       323,384.93      623      83.95      7.908
Multi Family                         13         5,428,900.00         4.84       417,607.69      631      80.04      7.465
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Purchase                            180      $ 58,781,321.66        52.37%     $326,562.90      624      81.24%     7.670%
Cash Out                            156        53,219,608.01        47.41       341,151.33      622      81.91      7.527
Refinance                             1           247,500.00         0.22       247,500.00      650      90.00      7.300
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

Easy                                  5      $  2,522,070.00         2.25%     $504,414.00      614      84.91%     7.536%
Full                                313       102,287,862.59        91.13       326,798.28      621      81.77      7.560
Stated                               19         7,438,497.08         6.63       391,499.85      654      77.85      8.186
                                    ---      ---------------       ------      -----------      ---      -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623      81.58%     7.601%
                                    ===      ===============       ======      ===========      ===      =====      =====

                                       72
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

576--600                             73      $ 20,917,771.11        18.64%     $286,544.81      590       82.03%     7.866%
601--625                            124        42,225,765.24        37.62       340,530.36      615       82.35      7.652
626--650                             96        33,598,774.64        29.93       349,987.24      638       81.04      7.452
651--675                             44        15,506,118.68        13.81       352,411.79      659       80.02      7.428
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

0                                    87      $ 28,110,393.17        25.04%     $323,107.97      625       82.47%     7.963%
12                                   14         5,794,127.00         5.16       413,866.21      629       80.36      7.614
24                                  187        61,242,871.97        54.56       327,501.99      621       81.46      7.585
36                                   49        17,101,037.53        15.23       349,000.77      627       80.94      7.060
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
INITIAL CAP (%)                    LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1.500                               337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PERIODIC CAP (%)                   LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1.500                               337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                                       73
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ARM MARGIN (%)                     LOANS    PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

3.001--4.000                         11      $  5,149,720.00         4.59%     $468,156.36      637       79.30%     6.193%
4.001--5.000                         84        28,158,147.89        25.09       335,216.05      631       80.06      6.981
5.001--6.000                        130        46,159,622.26        41.12       355,074.02      618       82.50      7.734
6.001--7.000                        112        32,780,939.52        29.20       292,686.96      621       81.93      8.168
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

11.501--12.000                        3      $  1,930,220.00         1.72%     $643,406.67      624       74.06%     5.960%
12.001--12.500                       13         4,811,500.00         4.29       370,115.38      633       81.04      6.326
12.501--13.000                       47        14,911,893.72        13.28       317,274.33      635       78.04      6.842
13.001--13.500                       85        30,432,653.77        27.11       358,031.22      625       80.38      7.294
13.501--14.000                      103        36,467,582.66        32.49       354,054.20      621       82.33      7.801
14.001--14.500                       44        12,146,253.00        10.82       276,051.20      613       84.01      8.277
14.501--15.000                       32         8,513,990.20         7.58       266,062.19      616       85.02      8.693
15.001--15.500                        9         2,409,336.32         2.15       267,704.04      620       85.21      9.239
15.501--16.000                        1           625,000.00         0.56       625,000.00      601      100.00      9.600
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

5.501--6.000                          3      $  1,930,220.00         1.72%     $643,406.67      624       74.06%     5.960%
6.001--6.500                         13         4,811,500.00         4.29       370,115.38      633       81.04      6.326
6.501--7.000                         48        15,203,892.89        13.54       316,747.77      634       78.08      6.844
7.001--7.500                         85        30,455,154.60        27.13       358,295.94      626       80.43      7.300
7.501--8.000                        102        36,153,082.66        32.21       354,441.99      620       82.30      7.803
8.001--8.500                         44        12,146,253.00        10.82       276,051.20      613       84.01      8.277
8.501--9.000                         32         8,513,990.20         7.58       266,062.19      616       85.02      8.693
9.001--9.500                          9         2,409,336.32         2.15       267,704.04      620       85.21      9.239
9.501--10.000                         1           625,000.00         0.56       625,000.00      601      100.00      9.600
                                    ---      ---------------       ------      -----------      ---      ------      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                                       74
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2      $946,460,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                           OCTOBER 2, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                    LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

4/1/2008                              4      $  1,157,614.74         1.03%     $289,403.69      635       80.00%     8.010%
5/1/2008                             19         5,861,986.54         5.22       308,525.61      620       80.89      7.432
6/1/2008                             41        14,234,735.71        12.68       347,188.68      612       82.23      7.499
7/1/2008                             96        30,734,706.08        27.38       320,153.19      618       82.75      7.697
8/1/2008                             97        33,548,046.60        29.89       345,856.15      626       81.61      7.691
9/1/2008                             49        15,742,100.00        14.02       321,267.35      629       80.27      7.721
7/1/2009                              3         1,299,350.00         1.16       433,116.67      629       83.60      8.017
8/1/2009                             12         3,882,640.00         3.46       323,553.33      637       79.90      7.037
9/1/2009                             14         4,980,000.00         4.44       355,714.29      634       77.80      6.768
7/1/2011                              1           648,000.00         0.58       648,000.00      627       90.00      7.250
9/1/2011                              1           159,250.00         0.14       159,250.00      615       65.00      8.600
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
------------------------------   --------   -----------------   ------------   -----------   --------   --------   --------

1st                                 337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ---      ---------------       ------      -----------      ---       -----      -----
TOTAL:                              337      $112,248,429.67       100.00%     $333,081.39      623       81.58%     7.601%
                                    ===      ===============       ======      ===========      ===       =====      =====

                                       75
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.